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                                 SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement
[_]Confidential, for Use of the Commission Only (as permitted by Rule 14a-
6(e)(2))
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               ----------------

                          American Tower Corporation
               (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
-----------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

[X]No Fee Required.
[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1)Title of each class of Securities to which transaction applies:
   -------------------------------------------------------------------

 (2)Aggregate number of securities to which transaction applies:
   -------------------------------------------------------------------

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
   -------------------------------------------------------------------

 (4)Proposed maximum aggregate value of transaction:
   -------------------------------------------------------------------

 (5)Total fee paid:
   -------------------------------------------------------------------

[_]Fee paid previously with preliminary materials.

[_Check]box if any part of the fee is offset as provided by Exchange Act Rule
  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

 (1)Amount previously paid:
   -------------------------------------------------------------------

 (2)Form, Schedule or Registration Statement No.:
   -------------------------------------------------------------------

 (3)Filing Party:
   -------------------------------------------------------------------

 (4)Date Filed:
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

[LOGO OF AMERICAN TOWER]

                                                                 March 27, 2000

Dear Stockholder:

  It is a pleasure to invite you to the Company's 2000 Annual Meeting in Boston, Massachusetts on Thursday, May 18, 2000 at 10:00 a.m., local time, at the Corporate Board Room of American Tower Corporation, 116 Huntington Avenue, 11th Floor, Boston, Massachusetts 02116. Registration for the Meeting will begin at 9:30 a.m. The official Notice of Meeting, proxy statement and form of proxy are included with this letter. The matters listed in the Notice of Meeting are described in detail in the proxy statement.

  The vote of every stockholder is important. Mailing your completed proxy will not prevent you from voting in person at the meeting if you wish to do so.

  Please sign, date and promptly mail your proxy. Your cooperation will be greatly appreciated.

  Your Board of Directors and management look forward to greeting those stockholders who are able to attend.

                                          Sincerely,

                                          /s/ Steven B. Dodge

                                          Steven B. Dodge
                                          Chairman of the Board, President and
                                          Chief Executive Officer

                          AMERICAN TOWER CORPORATION
                             116 Huntington Avenue
                          Boston, Massachusetts 02116

                               ----------------

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 18, 2000

                               ----------------

To the Stockholders:

  The 2000 Annual Meeting of Stockholders (the "Annual Meeting") of American Tower Corporation, a Delaware corporation ("American Tower" or the "Company"), will be held at the Corporate Board Room of American Tower Corporation, 116 Huntington Avenue, 11th Floor, Boston, Massachusetts 02116 on Thursday, May 18, 2000 at 10:00 a.m., local time, to consider and act upon the following matters:

    1. To elect ten directors, including two independent directors to be elected by the holders of Class A Common Stock, voting separately as a class, for the ensuing year or until their successors are elected and qualified;

    2. To approve an amendment to the Company's 1997 Stock Option Plan, as amended and restated, pursuant to which the number of shares of the Company's Class A Common Stock for which options may be granted would be increased by 9,000,000 from 15,000,000 so that options for an aggregate of 24,000,000 shares of Common Stock may be issued under the Plan;

    3. To approve the stock option plan of the Company's wholly-owned subsidiary, ATC Teleports, Inc., pursuant to which options to purchase shares of common stock of that subsidiary may be granted;

    4. To approve, subject to consummation of the proposed merger, the stock option plan of Kline Iron & Steel Co., Inc., pursuant to which options to purchase shares of common stock of that subsidiary may be granted;

    5. To approve the adoption of the American Tower Corporation 2000 Employee Stock Purchase Plan;

    6. To ratify the selection by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for 2000; and

    7. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Stockholders of record at the close of business on March 22, 2000 are entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Company will remain open for the transfer of the Common Stock. For a period of ten days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available at the offices of the Company for inspection by any stockholder of record for any purpose germane to the Annual Meeting.

                                          By order of the Board of Directors,


                                          /s/ Jonathan R. Black
                                          Jonathan R. Black
                                          Secretary

Boston, Massachusetts
March 27, 2000

  WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL THE PROXY CARD IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

                          AMERICAN TOWER CORPORATION
                             116 Huntington Avenue
                          Boston, Massachusetts 02116

                                PROXY STATEMENT
                  FOR THE 2000 ANNUAL MEETING OF STOCKHOLDERS

                          To be held on May 18, 2000

                              GENERAL INFORMATION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of American Tower Corporation ("American Tower" or the "Company"), a Delaware corporation, for use at the 2000 Annual Meeting of Stockholders to be held on May 18, 2000 or at any adjournment or postponement thereof.

  The Company's Annual Report to Stockholders for the fiscal year ended December 31, 1999 is being mailed to stockholders with the mailing of this Proxy Statement on or about March 31, 2000.

  All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telecopy and personal interviews. Brokers, banks, custodians and other fiduciaries will be requested to forward proxy soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

Revocability of Proxies

  Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by delivering to the Secretary of the Company at its principal executive office located at 116 Huntington Avenue, Boston, Massachusetts 02116 a written notice of revocation or another duly executed proxy bearing a later date. A stockholder may also revoke his or her proxy by attending the Annual Meeting and voting in person.

Record Date, Voting and Share Ownership

  The Company has three classes of common stock issued and outstanding: Class A Common Stock, $.01 par value per share, Class B Common Stock, $.01 par value per share, and Class C Common Stock, $.01 par value per share (the Class A Common Stock, the Class B Common Stock and the Class C Common Stock are collectively referred to as the "Common Stock").

  With respect to the matters submitted for vote at the Annual Meeting, each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes. The Class C Common Stock is not entitled to vote on the matters submitted at the Annual Meeting. Except with respect to the election of two of the directors, the Class A Common Stock and the Class B Common Stock will vote as a single class in regards to the matters submitted at the Annual Meeting. With respect to the election of directors, the holders of Class A Common Stock are entitled by class vote, exclusive of all other stockholders, to elect two independent directors (the "Independent Directors"). On March 22, 2000, there were outstanding and entitled to vote 146,248,600 shares of Class A Common Stock and 8,361,342 shares of Class B Common Stock.

  The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes represented by the Class A Common Stock and the Class B Common Stock issued and outstanding on March 22, 2000 will constitute a quorum for the transaction of business at the Annual Meeting. For the separate vote of the Class A Common Stock, quorum will be the presence in person or by proxy of the holders of a majority of the votes represented by the Class A Common Stock. A proxy in the enclosed form, if received in time for voting and not revoked, will be voted at the Annual Meeting in accordance with the instructions contained therein. Where a choice is not so specified, the shares represented by the proxy will be voted "for" the election of the nominees for directors listed herein and in favor of the other matters set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

  Votes cast at the Annual Meeting will be tabulated by a person duly appointed to act as an inspector of election for the Annual Meeting. The inspector of election will treat shares represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspector of election will treat shares represented by "broker non-votes" as present for purposes of determining a quorum, although such shares may not be voted on any matter for which the record holder of such shares lacks authority to act. Broker non-votes are proxies with respect to shares held in record name by brokers or nominees, as to which
(1) instructions have not been received from the beneficial owners or persons entitled to vote, (2) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and (3) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter. Abstentions and broker non-votes do not affect the election of directors or approval of the other items discussed in this Proxy Statement.

Security Ownership of Certain Beneficial Owners and Management

  The following sets forth certain information known to American Tower as of March 1, 2000 with respect to the shares of Common Stock that are beneficially owned as of such date by (1) each director, (2) each executive officer, (3) all directors and executive officers as a group, and (4) each person known by the Company to own more than 5% of the outstanding Common Stock. The number of shares beneficially owned by each person is determined according to the rules of the Securities and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also any shares which the individual or entity has the right to acquire within sixty days of March 1, 2000 through the exercise of an option, conversion feature or similar right. Except as noted below, each holder has sole voting and investment power with respect to all shares of Common Stock listed as owned by that holder.

                                                           Percent of  Percent of
                            Number   Percent of Percent of   Common   Total Voting
                          of Shares   Class A    Class B     Stock       Power
                          ---------- ---------- ---------- ---------- ------------
Directors and Executive
 Officers
Steven B. Dodge(1)......   7,459,710     *        71.73       4.70       28.94
Thomas H. Stoner(2).....   1,441,653     *        16.78        *          6.13
Alan L. Box(3)..........     966,396     *          --         *           *
Arnold L. Chavkin
 (CEA)(4)...............   6,298,816    2.65        --        4.01        1.69
James S. Eisenstein(5)..     394,931     *         1.17        *           *
Dean H. Eisner(6).......   1,886,055    1.29        --        1.20         *
Jack D. Furst(7)........      24,364     *          --         *           *
J. Michael Gearon,
 Jr.(8).................   4,017,868    2.75        --        2.56        1.75
Fred R. Lummis(9).......   1,356,749     *          --         *           *
Randall T. Mays (Clear
 Channel)(10)...........   9,029,717    6.18        --        5.76        3.93
Steven J.
 Moskowitz(11)..........     106,000     *          --         *           *
Douglas C. Wiest(12)....     156,557     *          --         *           *
Maggie Wilderotter(13)..      10,000     *          --         *           *
Joseph L. Winn(14)......     577,120     *         4.49        *          1.74
All executive officers
 and directors as a
 group (fourteen
 persons)(15)...........  33,725,936   15.12      88.69      21.01       44.88
Five Percent
 Stockholders
Wellington Management
 Company, LLP(16).......  16,507,240   11.30        --       10.52        7.18
FMR Corp.(17)...........   8,959,384    6.13        --        5.71        3.90
Putnam Investments,
 Inc.(18)...............  11,696,754    8.01        --        7.46        5.09

--------
  * Less than 1%.
 (1) Mr. Dodge is Chairman of the Board of Directors, President and Chief Executive Officer. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 10,030 shares of Class A Common Stock and 3,561,911 shares of Class B Common Stock owned by Mr. Dodge, an aggregate of 25,050 shares of Class A Common Stock and 33,915 shares of Class B Common Stock owned by three trusts for the benefit of Mr. Dodge's children, 66,720 shares of Class A Common Stock and 2,000,000 shares of Class B Common Stock owned by a limited liability company, of which Mr. Dodge is the sole member, 5,000 shares of Class A Common Stock owned by Mr. Dodge's wife and 5,000 shares of Class B Common Stock owned by a charitable foundation of which Mr. and Mrs. Dodge are trustees. Mr. Dodge's wife and a third party serve as co-trustees for the three trusts. Mr. Dodge disclaims beneficial ownership of all shares owned by such trusts, the charitable foundation and his wife. Does not include 170 shares of Class A Common Stock held by Thomas S. Dodge, an adult child of Mr. Dodge, with respect to which Mr. Dodge disclaims beneficial ownership. Includes options to purchase an aggregate of 1,432,084 shares of Class B

    Common Stock and 320,000 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 1,169,173 shares of Class B Common Stock and 1,580,000 shares of Class A Common Stock that are unvested.
 (2) Mr. Stoner is Chairman of the Executive Committee of the Board of Directors. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 31,311 shares of Class B Common Stock owned by his wife, an aggregate of 1,316,285 shares of Class B Common Stock and 2,500 shares of Class A Common Stock owned by trusts of which he and/or certain other persons are trustees, and 56,988 shares of Class B Common Stock and 10,245 shares of Class A Common Stock to be issued upon conversion of convertible notes owned by a charitable foundation of which Mr. Stoner serves as an officer. Mr. Stoner disclaims beneficial ownership of 278,853 shares of Class B Common Stock and 2,500 shares of Class A Common Stock owned by the charitable foundation and such trusts. Does not include 93,852 shares of Class A Common Stock and 28,727 shares of Class B Common Stock owned by Mr. Stoner's adult children, with respect to which Mr. Stoner disclaims beneficial ownership. Includes options to purchase an aggregate of 24,324 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 66,215 shares of Class A Common Stock that are unvested.
 (3) Mr. Box is an Executive Vice President and a director. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 698,858 shares of Class A Common Stock owned by Mr. Box, 2,070 shares of Class A Common Stock owned by two trusts for the benefit of Mr. Box's children and options to purchase an aggregate of 265,468 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 370,310 shares of Class A Common Stock that are unvested.
 (4) Mr. Chavkin is a director. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Mr. Chavkin, as a general partner of Chase Capital Partners ("CCP"), which indirectly controls Chase Equity Associates, LLC ("CEA"), may be deemed to own beneficially shares held by CEA and Chase Manhattan Capital, L.P. ("Chase Capital"), an affiliate of Mr. Chavkin. Includes 21,719 shares of Class A Common Stock and 2,422,804 shares of Class C Common Stock owned by CEA and 3,829,969 shares of Class A Common Stock owned by Chase Capital. Mr. Chavkin disclaims beneficial ownership of such shares. The address of CCP and CEA is 380 Madison Avenue, 12th Floor, New York, New York 10017. Includes options to purchase an aggregate of 24,324 shares of Class A Common Stock that are vested.
     Does not include options to purchase an aggregate of 66,215 shares of Class A Common Stock that are unvested.
 (5) Mr. Eisenstein is Executive Vice President--Corporate Development. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 25,000 shares of Class A Common Stock owned by Mr. Eisenstein. Includes options to purchase an aggregate of 99,450 shares of Class B Common Stock and of 270,481 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 24,861 shares of Class B Common Stock and 229,949 shares of Class A Common Stock that are unvested.
 (6) Mr. Eisner is a director. He is Vice President, Business Development and Planning of Cox Enterprises, Inc., an affiliate of the former principal member of TeleCom Towers, L.L.C. ("Telecom"), which merged with the Company in 1999. Mr. Eisner's address is 1400 Lake Hearn Drive, N.E., Atlanta, GA 30319. Includes 1,881,055 shares of Class A Common Stock owned by Cox Telecom Towers, Inc., an affiliate of Cox Enterprises, Inc., which may be deemed to be beneficially owned by Mr. Eisner. Includes options to purchase an aggregate of 5,000 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 45,000 shares of Class A Common Stock that are unvested.
 (7) Mr. Furst is a director. His address is 200 Crescent Court, Suite 1600, Dallas, Texas 75201-6950. Includes 19,364 shares of Class A Common Stock owned by Mr. Furst. Mr. Furst, as a shareholder of the general partner and as a limited partner of Hicks Muse & Co. Partners, L.P. ("Hicks Muse") may be deemed to own beneficially shares held by Hicks Muse. Includes options held by Hicks Muse to purchase an aggregate of 5,000 shares of Class A Common Stock that are vested. Does not include options held by Hicks Muse to purchase an aggregate of 45,000 shares of Class A Common Stock that are unvested. Mr. Furst disclaims beneficial ownership of the shares held by Hicks Muse, except to the extent of his pecuniary interest therein.

 (8) Mr. Gearon is an Executive Vice President and a director. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 738,833 shares of Class A Common Stock owned directly by Mr. Gearon and an aggregate of 3,165,254 shares of Class A Common Stock owned by limited partnerships that Mr. Gearon controls. Does not include 300,000 shares of Class A Common Stock held by a trust for the benefit of Mr. Gearon's children, of which J. Michael Gearon, Sr. is the trustee. Mr. Gearon disclaims beneficial ownership in all shares owned by such trust. Includes options to purchase an aggregate of 113,781 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 320,670 shares of Class A Common Stock that are unvested.
 (9) Mr. Lummis is a director. His address is 3411 Richmond Avenue, Suite 400, Houston, Texas 77046. Includes 69,105 shares of Class A Common Stock owned by Mr. Lummis, an aggregate of 256,252 shares of Class A Common Stock owned by trusts of which he is trustee, 524,349 shares of Class A Common Stock owned by Summit Capital, Inc. ("Summit Capital"), an affiliate of Mr. Lummis by reason of Mr. Lummis' 50% ownership of its common stock. Mr. Lummis disclaims beneficial ownership of all shares owned by the trusts and Summit Capital, except to the extent of his pecuniary interest therein. Includes options to purchase an aggregate of 507,043 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 64,999 shares of Class A Common Stock that are unvested.
(10) Mr. Mays, the Chief Financial Officer and an Executive Vice President of Clear Channel Communications, Inc. ("Clear Channel"), is a director. His address is P.O. Box 659512, San Antonio, Texas 78265-9512. Clear Channel owns all of the shares of Class A Common Stock shown in the table. Mr. Mays disclaims beneficial ownership of Clear Channel's ownership of such shares. Includes options to purchase an aggregate of 10,000 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 65,000 shares of Class A Common Stock that are unvested.
(11) Mr. Moskowitz is Executive Vice President--Marketing and General Manager of the Northeast region. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 28,000 shares of Class A Common Stock owned by Mr. Moskowitz. Includes options to purchase an aggregate of 78,000 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 232,000 shares of Class A Common Stock that are unvested.
(12) Mr. Wiest is the Chief Operating Officer. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 35,556 shares of Class A Common Stock owned by Mr. Wiest. Includes options to purchase an aggregate of 121,000 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 304,000 shares of Class A Common Stock that are unvested.
(13) Ms. Wilderotter is a director. Her address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes options to purchase an aggregate of 10,000 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 65,000 shares of Class A Common Stock that are unvested.
(14) Mr. Winn is the Treasurer and Chief Financial Officer. His address is 116 Huntington Avenue, Boston, Massachusetts 02116. Includes 2,000 shares of Class A Common Stock and 230,657 shares of Class B Common Stock owned individually by Mr. Winn and 100 shares of Class A Common Stock held for the benefit of his children. Includes options to purchase an aggregate of 152,315 shares of Class B Common Stock and 192,048 shares of Class A Common Stock that are vested. Does not include options to purchase an aggregate of 49,014 shares of Class B Common Stock and 503,032 shares of Class A Common Stock that are unvested.
(15) Includes all shares stated to be owned in the preceding notes.
(16) The address of Wellington Management Company, LLP ("Wellington") is 75 State Street, Boston, Massachusetts 02109. Based on Wellington's Schedule 13G dated February 1, 2000, Wellington has sole voting power over 0 shares of Class A Common Stock, shared voting power over 11,330,780 shares of Class A Common Stock, sole dispositive power over 0 shares of Class A Common Stock and shared dispositive power over 16,316,540 shares of Class A Common Stock.

(17) The address of FMR Corp. ("FMR") is 82 Devonshire Street, Boston, Massachusetts 02109. Based on FMR's Schedule 13G dated February 11, 2000, FMR has sole voting power over 20,000 shares of Class A Common Stock, shared voting power over 0 shares of Class A Common Stock, sole dispositive power over 8,959,384 shares of Class A Common Stock and shared dispositive power over 0 shares of Class A Common Stock.
(18) The address of Putnam Investments, Inc. ("PI") is One Post Office Square, Boston, Massachusetts 02109. PI, which is a wholly owned subsidiary of Marsh & McLennan Companies, Inc. ("MMC"), wholly owns two registered investment advisers: Putnam Investment Management, Inc. ("PIM"), which is the investment adviser to the Putnam family of mutual funds, and The Putnam Advisory Company, Inc. ("PAC"), which is the investment advisor to Putnam's institutional clients. Both subsidiaries have dispositive power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by each fund, and PAC has shared voting power over the shares held by Putnam's institutional clients. MMC has sole voting power over 0 shares of Class A Common Stock, shared voting power over 0 shares of Class A Common Stock, sole dispositive power over 0 shares of Class A Common Stock and shared dispositive power over 0 shares of Class A Common Stock. PIM has sole voting power over 0 shares of Class A Common Stock, shared voting power over 0 shares of Class A Common Stock, sole dispositive power over 0 shares of Class A Common Stock and shared dispositive power over 11,315,774 shares of Class A Common Stock. PAC has sole voting power over 0 shares of Class A Common Stock, shared voting power over 89,600 shares of Class A Common Stock, sole dispositive power over 0 shares of Class A Common Stock and shared dispositive power over 380,980 shares of Class A Common Stock. PI has sole voting power over 0 shares of Class A Common Stock, shared voting power over 89,600 shares of Class A Common Stock, sole dispositive power over 0 shares of Class A Common Stock and shared dispositive power over 11,696,754 shares of Class A Common Stock. All of the above information is based on PI's Schedule 13G, dated February 7, 2000.

                                    ITEM 1

                             ELECTION OF DIRECTORS

  The Board of Directors currently consists of ten directors. The Board of Directors has nominated for election as directors at the Annual Meeting the ten incumbent directors listed below. Persons elected at the meeting will hold office until the 2001 Annual Meeting or until their successors are elected and qualified, subject to earlier retirement, resignation or removal. If any of the above nominees become unavailable to serve, the shares represented by proxies will be voted for the election of such other person as may be recommended by the Board of Directors or management. Unless otherwise instructed, proxies received by the Company will be voted FOR the nominees listed below.

Required Vote

  Except for the election of the Independent Directors, a plurality of the votes properly cast by or on behalf of the holders of Class A Common Stock and Class B Common Stock at the Annual Meeting, voting as a single class, is required for the election of directors. For the election of the Independent Directors, votes properly cast by or on behalf of the holders of a plurality of Class A Common Stock at the Annual Meeting, voting as a separate class, is required.

  Mr. Lummis and Ms. Wilderotter have been nominated as the Independent
Directors.

  The Board of Directors recommends that the stockholders vote FOR the election of each of the nominees listed below to serve as directors of the Company until the next Annual Meeting or until their successors are elected and qualified.

  Set forth below are the name and age of each director, his or her principal occupation and business experience during the past five years and the names of other publicly traded companies of which he/she serves as a director as of March 1, 2000.

                  Principal Occupations and Business Experience During the
Nominee           Past Five Years

Steven B. Dodge   Mr. Dodge has served as the Chairman of the Board of
 Age 54           Directors, President and Chief Executive Officer since
                  American Tower's organization. Mr. Dodge was also the Chairman of the Board of Directors, President and Chief
                  Executive Officer of American Radio Systems ("American
                  Radio"), a position he occupied since its founding on November 1, 1993 until June 1998. In June 1998, American
                  Radio became a subsidiary of CBS, and American Tower became an independent public company through the distribution by American Radio to its securityholders of all of its shares in American Tower (the "ATC Separation"). Mr. Dodge was the founder in 1988 of Atlantic Radio, which was one of the predecessor entities of American Radio. Mr. Dodge also serves as a director of Weblink Wireless, Inc., TD
                  Waterhouse Group, Inc. and Nextel Partners, Inc.

Alan L. Box
 Age 48 Mr. Box has served as an Executive Vice President since March 1998 and has been a director since its organization. Mr. Box served as Chief Operating Officer from June 1997 to March 1998, at which time he assumed his present role as the Executive Vice President responsible for the Internet, voice, data and video transmission business. Mr. Box also was an Executive Vice President and a director of American Radio from April 1997, when EZ Communications, Inc. ("EZ") merged into American Radio (the "EZ Merger"), until consummation of the ATC Separation. Prior to the EZ Merger, Mr. Box had been the Chief Executive Officer of EZ, a company he formed in 1974.

    Nominee      Principal Occupations and Business Experience During the Past
                                          Five Years

                  Mr. Chavkin has been a member of the Executive Committee,
Arnold L.         the Audit Committee and the Compensation Committee since
Chavkin           November 1997. Mr. Chavkin was the Chairman of the Audit
 Age 48           Committee of American Radio from its founding until
                  consummation of the ATC Separation and of the Audit
                  Committee of American Radio from November 1997 until
                  November 1998. Mr. Chavkin is a general partner of CCP, which indirectly controls CEA, a stockholder of American
                  Tower, and the President of Chemical Investments, Inc., where he has served since 1991. Mr. Chavkin is also a director of R&B Falcon Corporation, Wireless One, Inc. and
                  Patina Oil & Gas Corporation.

Dean H. Eisner    Mr. Eisner has been a director since the merger with TeleCom
 Age 42           on February 26, 1999. Since May 1995, Mr. Eisner has served as Vice President, Business Development and Planning of Cox
                  Enterprises, Inc., an affiliate of Cox Telecom Towers, Inc., the former principal member of TeleCom. He joined COX
                  Enterprises, Inc. in 1993.

Jack D. Furst
 Age 41 Mr. Furst has been a director since the merger with OmniAmerica on February 25, 1999. Mr. Furst was Chairman of OmniAmerica prior to the merger. He has been a partner of Hicks, Muse, Tate & Furst, Incorporated, an affiliate of OmniAmerica's former principal stockholder since 1989. Mr. Furst currently serves as a director of Cooperative Computing, Inc., Hedstrom Corp., Globix Corporation, International Wire Group, Inc., Viasystems, Inc., Home Interiors & Gifts, Inc., LLS Corp. and Triton Energy Limited.

J. Michael        Mr. Gearon has served as an Executive Vice President and has
Gearon, Jr.       been a director since the merger with Gearon & Co., Inc.
 Age 35           ("Gearon") on January 22, 1998. Mr. Gearon had been the
                  principal stockholder and Chief Executive Officer of Gearon since September, 1991. Mr. Gearon currently serves as a director of TV Azteca.

Fred R. Lummis
 Age 46 Mr. Lummis has been a member of the Audit Committee since the merger with American Tower Corporation ("Old ATC"), an unaffiliated company, on June 8, 1998. Mr. Lummis was the Chairman, Chief Executive Officer and President of Old ATC. Since June 1998, Mr. Lummis has also served as the Chairman, President and Chief Executive Officer of Advantage Outdoor Company, L.P. Mr. Lummis has been the President of Summit Capital, a private investment firm and a substantial stockholder of Old ATC, since June 1990. Mr. Lummis currently serves on the board of several private companies and is a trustee of the Baylor College of Medicine.

Randall T. Mays   Mr. Mays has been the Chairman of the Audit Committee since
 Age 34           November 1998 and a director since the merger with Old ATC on June 8, 1998. Mr. Mays has served as Chief Financial
                  Officer and Executive Vice President of Clear Channel, which had been the principal stockholder of Old ATC, since
                  February 1997, prior to which he had served as a Vice
                  President and Treasurer since joining Clear Channel in 1993.

Thomas H.
Stoner            Mr. Stoner has been the Chairman of the Executive Committee
 Age 65           and the Compensation Committee since November 1997. Mr.
                  Stoner was the Chairman of the Executive Committee and the Compensation Committee of American Radio from its founding until consummation of the ATC Separation. In 1965, Mr.
                  Stoner founded Stoner Broadcasting Systems, Inc. one of the predecessors of American Radio. Mr. Stoner is a director of Gaylord Container Corporation and a trustee of the Chesapeake Bay Foundation.

    Nominee      Principal Occupations and Business Experience During the Past
                                          Five Years

Maggie            Ms. Wilderotter has been a member of the Compensation
Wilderotter       Committee since November 1998 and a director since August
 Age 45           1998. Ms. Wilderotter is the President and Chief Executive
                  Officer of Wink Communications ("Wink"), a California company that develops technology for adding simple interactivity and graphics to mass-market consumer electronic products. Before joining Wink in 1997, Ms.
                  Wilderotter was the Executive Vice President of National
                  Operations for AT&T Wireless Services, Inc., and Chief
                  Executive Officer of AT&T's Aviation Communications
                  Division. Ms. Wilderotter has also served as Senior Vice
                  President of McCaw Cellular Communications, Inc. and
                  Regional President of its California, Arizona, New Mexico,
                  Nevada and Hawaii Region. Ms. Wilderotter serves on the boards of Airborne Express, Electric Lightwave, Inc.,
                  Gaylord Entertainment, Allied Riser Communications Corp., the California Cable Television Association and the
                  California Chamber of Commerce and she is a trustee of Holy
                  Cross College in Worcester, Massachusetts.

Board and Committee Meetings

  During the fiscal year ended December 31, 1999, the Board of Directors held four regular meetings, one special meeting by telephone and took actions by written consent. Each of the current directors who was then in office attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which such director served. The committees of the Board of Directors consist of an Audit Committee, a Compensation Committee and an Executive Committee. During the fiscal year ended December 31, 1999, the Compensation Committee held two meetings, the Executive Committee held one meeting and the Audit Committee held three meetings. The Company does not have a nominating committee.

  The Audit Committee currently consists of Messrs. Mays (Chairman), Chavkin and Lummis. The functions of the Audit Committee are to review and report to the Board of Directors with respect to the selection and the terms of the engagement of the independent auditors and to maintain communications among the Board of Directors, such independent auditors and the internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent auditors, the adequacy of internal controls and related matters.

  The Compensation Committee currently consists of Messrs. Stoner (Chairman) and Chavkin and Ms. Wilderotter. The Compensation Committee provides recommendations to the Board of Directors regarding compensation strategy and programs and administers the Stock Option Plan, including the grant of stock options thereunder. The Compensation Committee is also responsible for establishing and modifying the compensation, including incentive compensation, of all corporate officers, recommending adoptions of, and amendment to, all stock option and other employee benefit plans and arrangements, and the engagement of, terms of any employment agreements and arrangements with, and termination of, all corporate officers.

  The Executive Committee currently consists of Messrs. Stoner (Chairman), Dodge and Chavkin. Between meetings of the Board of Directors, the Executive Committee exercises all the powers of the Board of Directors in the management and direction of the business and affairs of the Company, except as provided otherwise by law, resolutions of the Board of Directors or the Restated Certificate of Incorporation or By-laws.

Director Compensation

  The Company's nonemployee directors received options to purchase 25,000 shares of Class A Common Stock during the fiscal year ended December 31, 1999. In March 1999, Messrs. Furst and Eisner each received an initial option to purchase 25,000 shares of Class A Common Stock. All of the options granted to nonemployee directors in 1999 are exercisable in 20% cumulative annual increments commencing one year from the date of grant and expiring at the end of ten years. The nonemployee directors also receive $2,500 for attending each board meeting, $1,000 for each committee on which he or she serves, and $3,000 for each committee on which he or she serves as chairperson.

Information Regarding Executive Officers

  The following table sets forth certain information concerning each individual, other than Mr. Dodge, who currently serves as an executive officer, including such person's business experience during at least the past five years. Executive officers are appointed by the Board of Directors and serve at the discretion of the Board. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he was selected as an officer except as may be hereinafter described.

      Name          Principal Occupations and Business Experience During the
                                         Past Five Years

                  James S. Eisenstein is the Executive Vice President--
James S.          Corporate Development. Mr. Eisenstein has overall
Eisenstein        responsibility for seeking out acquisition and development
 Age 41           opportunities. Mr. Eisenstein helped form American Tower in the summer of 1995. From 1990 to 1995, he was Chief
                  Operating Officer for Amaturo Group Ltd., a broadcast company operating 11 radio stations and four broadcasting towers, several of which were purchased by American Radio.
                  Mr. Eisenstein serves on the Board of Directors of the Personal Communications Industry Association, the leading international trade association representing the wireless communications industry.

Steven J.
Moskowitz         Steven J. Moskowitz is the Executive Vice President--
 Age 36           Marketing and General Manager of the Northeast Region. Mr.
                  Moskowitz joined the Company in January 1998, initially as a Vice President and General Manager of the Northeast Region, and assumed his current position in March 1999. Prior to joining American Tower, Mr. Moskowitz had served as a Vice
                  President of The Katz Media Group, the largest broadcast media representation firm in the U.S., since 1989.

Douglas C.        Douglas C. Wiest is the Chief Operating Officer. Mr. Wiest
Wiest             jointed the Company in February 1998, initially as the Chief
 Age 47           Operating Officer of Gearon Communications, and assumed his current position in March 1998. Prior to joining American
                  Tower, Mr. Wiest had been Regional Vice President of
                  Engineering and Operations for Nextel's southern region since 1993.

Joseph L. Winn
 Age 48           Joseph L. Winn is the Chief Financial Officer and Treasurer.
                  Mr. Winn was also Treasurer, Chief Financial Officer and a director of American Radio since its founding in 1993 until consummation of the ATC Separation.

                            EXECUTIVE COMPENSATION

  The following table provides certain information concerning compensation earned by the Chief Executive Officer and the four other most highly compensated executive officers who received compensation in excess of $100,000 in 1999.

Summary Compensation Table

                                                                  Long-Term
                                  Annual Compensation            Compensation
                          -------------------------------------- ------------
                                                                    Shares
   Name and Principal                               Other Annual  Underlying     All Other
        Position          Year    Salary(a)  Bonus  Compensation   Options    Compensation(b)
   ------------------     ----    --------- ------- ------------ ------------ ---------------
Steven B. Dodge.........  1997(c) $502,338      --      --          100,000       $ 1,719
 Chairman of the Board,
  President               1998(c) $370,349      --      --        3,300,000       $ 5,946
 and Chief Executive
  Officer                 1999    $412,363      --      --          300,000       $ 6,736

Douglas C. Wiest........  1998    $211,007      --      --          365,001       $ 4,576
 Chief Operating Officer  1999    $318,001      --      --           60,000       $ 8,400

Joseph L. Winn..........  1997(c) $352,329  $40,000     --           35,000       $12,876
 Treasurer and Chief
  Financial               1998(c) $298,779      --      --          610,000       $13,210
 Officer                  1999    $288,268      --      --           60,000       $12,996

James S. Eisenstein.....  1997    $212,367      --      --           27,310       $12,656
 Executive Vice
  President--             1998    $204,850  $50,000     --          150,000       $13,295
 Corporate Development    1999    $263,263      --      --           50,000       $11,130

J. Michael Gearon, Jr...  1998    $176,135      --      --          334,451       $   346
 Executive Vice
  President               1999    $212,625      --      --          100,000       $   476

--------
(a) Includes employer's 401(k) plan contributions.
(b) Includes group term life insurance, automobile expense and parking expenses paid by employer, except for Mr. Gearon, in which case it includes group term life insurance only.
(c) Represents compensation paid by American Radio for 1997 and both American Radio and American Tower for 1998.

Option Grants in 1999

  The following table sets forth certain information relating to 1999 option grants pursuant to the American Tower Systems Corporation 1997 Stock Option Plan, as amended and restated (the "Stock Option Plan"), issued to the individuals named in the Summary Compensation Table above.

                                                                          Potential Realizable
                                                                                Value at
                          Number of    Percent of                           Annual Rates of
                          Shares of  Total Options                            Appreciation
                          Underlying   Granted to   Exercise              for Option Terms(b)
                           Options    Employees in    Price   Expiration ----------------------
          Name             Granted   Fiscal Year(a) Per Share    Date        5%         10%
          ----            ---------- -------------- --------- ---------- ---------- -----------
Steven B. Dodge.........   300,000        5.56       $23.813   11/11/09  $4,492,666 $11,385,298
Douglas C. Wiest........    60,000        1.11       $23.813   11/11/09  $  898,533 $ 2,277,060
Joseph L. Winn..........    60,000        1.11       $23.813   11/11/09  $  898,533 $ 2,277,060
James S. Eisenstein.....    50,000         .93       $23.813   11/11/09  $  748,778 $ 1,897,550
J. Michael Gearon, Jr...   100,000        1.85       $23.813   11/11/09  $1,497,555 $ 3,795,099

--------
(a) The total number of shares covered by options granted to employees and directors during 1999 pursuant to the Stock Option Plan was 5,391,450.
(b) A 5% and 10% per year appreciation in stock price from $23.813 per share yields appreciation of $14.97 per share and $37.95 per share, respectively. The actual value realized, if any, will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the amounts reflected in this table.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table sets forth certain information regarding the unexercised options granted pursuant to the Stock Option Plan (or outstanding with respect to options granted under the predecessors' plans) to the individuals referred to in the Summary Compensation Table above. None of the individuals shown exercised any options in 1999.

                                    Number of           Value of Unexercised
                             Unexercised Options at    In-the-Money Options at
                                December 31, 1999       December 31, 1999(a)
                            ------------------------- -------------------------
           Name             Exercisable Unexercisable Exercisable Unexercisable
           ----             ----------- ------------- ----------- -------------
Steven B. Dodge............  1,325,066    3,176,191   $27,051,907  $46,531,319
Douglas C. Wiest...........     73,000      352,000   $ 1,013,330  $ 4,458,250
Joseph L. Winn(b)..........    255,177      641,232   $ 4,992,236  $ 9,235,925
James S. Eisenstein........    358,869      265,872   $ 8,724,499  $ 3,959,373
J. Michael Gearon, Jr. ....     66,891      367,560   $   959,773  $ 4,514,023

--------
(a) Based on the closing price of the Class A Common Stock on the New York Stock Exchange (the "NYSE") on December 31, 1999 of $30.5625 per share.
(b) Mr. Winn exercised options for an aggregate of 203,709 shares of Class B Common Stock in 1998, realizing a value of $5,542,160 based on the closing price of the Company's Class A Common Stock on December 31, 1998 of $29.56 per share.

Compensation Committee Report on Executive Compensation

  American Tower is a wireless communications and broadcast infrastructure company, including a leading independent owner, operator and developer of wireless communications and broadcast towers in the United States. The Company's strategy is to use that position to take advantage of the growth opportunities inherent in a rapidly expanding and highly fragmented communications site industry. In order to implement this strategy and achieve its goals, the Company believes that it is crucial to recruit, retain and motivate imaginative and highly qualified management at the executive level.

  It is the Compensation Committee's responsibility to review, recommend and approve the Company's compensation policies and programs, including all compensation for the Chief Executive Officer and the other executive officers. The Compensation Committee consists entirely of directors who are both "non-employee" directors within the meaning of Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside" directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, so that grants of options under the Stock Option Plan to executive officers are exempt under Rule 16b-3 and eligible for the "performance-based" exception of Section 162(m) of the Code. The Compensation Committee administers the Stock Option Plan and in exercise of that function determines what grants of stock options thereunder are to be made to the Chief Executive Officer and the other executive officers. The Compensation Committee also administers the American Tower Corporation 1995 Stock Option Plan, the Specialty Teleconstructors, Inc. 1997 Stock Incentive Plan and the Specialty Teleconstructors, Inc. 1998 Stock Option Plan, although no additional grants are to be made under those plans.

  The compensation policies adopted and implemented by the Compensation Committee, combining base salary and incentive compensation principally in the form of long-term stock options with a five-year vesting schedule, are designed to achieve the operating and acquisition strategies and goals of the Company. By placing a greater emphasis on the long-term incentive aspects of the overall compensation program, it is hoped that financial incentives will be provided to motivate those responsible for achieving those goals and, at the same time, aligning the interests of those persons with the stockholders. The purpose of the Stock Option Plan is to encourage key employees, directors and advisors who render services of special importance to, and who have contributed or are expected to contribute materially to the success of, the Company to continue their association by providing favorable opportunities for them to participate in stock ownership and in future growth. The Compensation Committee made stock option grants to Messrs. Dodge, Eisenstein, Gearon, Wiest, and Winn in 1999.

  The Compensation Committee determined the salary levels of the executive officers, including the Chief Executive Officer, for fiscal year 1999. The compensation policies implemented by the Compensation Committee, which combine base salary and incentive compensation in the form of long-term stock options, are designed to achieve the operating and acquisition strategies and goals of the Company. In particular, in determining salary levels for fiscal year 1999, the Compensation Committee took into account the past or expected future contributions of each executive officer to the Company's strategic goals, especially the efforts of each such officer in connection with strategic acquisitions, construction activities and sales and marketing activities.

  Section 162(m) of the Code generally disallows an income tax deduction to public companies for compensation in excess of $1,000,000 paid in any year to the chief executive officer or any of the four most highly compensated other executive officers, to the extent that this compensation is not "performance-based" within the meaning of Section 162(m). Although the Compensation Committee has not adopted any specific rules with respect to this issue, its general policy, subject to all then prevailing relevant circumstances, is to attempt to structure compensation arrangements to maximize deductions for federal income tax purposes.

                                          COMPENSATION COMMITTEE
                                          Thomas H. Stoner, Chairman
                                          Arnold L. Chavkin
                                          Maggie Wilderotter

Employment Agreements

  J. Michael Gearon, Jr. and Douglas C. Wiest are the only executive officers who have employment agreements. Mr. Gearon entered into his employment agreement in connection with the Gearon merger. That employment agreement is for an initial term ending December 31, 2000 and is thereafter renewable for successive one year periods. It provides that Mr. Gearon shall receive an annual minimum base salary of $200,000 and shall be eligible to participate in the Stock Option Plan and other benefits. Mr. Wiest's employment agreement provides for a lump sum cash payment of $350,000, or 1.5 times his salary, if Mr. Wiest's employment is terminated (except for cause) within five years of the date of the employment agreement (April 13, 1998). It also provides that under certain circumstances, if American Tower is sold within such five year period, Mr. Wiest would be entitled to accelerated vesting of any options he held at the time.

Compensation Committee Interlocks and Insider Participation

  The Chase Manhattan Bank ("Chase"), an entity related to CEA, CCP and Chase Capital, affiliates of Mr. Chavkin, has been a lender to the Company and is a lender under its credit facilities. See the explanation below under "Certain Transactions."

Certain Transactions

  Chase was a lender in the Company's credit facilities with participation ranging from 5.2% to 6.67% under the old credit facilities and a 6.6% participation in certain of the Company's new credit facilities. Chase is an affiliate of CCP, CEA and Chase Capital. CEA and Chase Capital are stockholders of the Company. Mr. Chavkin, a director of American Tower, is a general partner of CCP. The aggregate principal amount outstanding under the credit facilities was $730.0 million as of March 1, 2000. Chase's share of interest and fees paid by American Tower pursuant to its various credit arrangements from January 1, 1999 to March 1, 2000 was $1.4 million.

  Mr. Eisenstein received a $1,022,366 demand loan in August 1998. As of March 1, 2000 the outstanding principal amount of the loan was $322,365, which was the largest amount outstanding at any time since January 1, 1999.

  Mr. Wiest received a $700,000 demand loan in March 1999 and an additional advance in December 1999 of $100,000. As of March 1, 2000 the outstanding principal amount of the loan was $800,000, which was the largest amount outstanding at any time since January 1, 1999.

  Management believes that the above transactions, to the extent they were with affiliated parties, were on terms, and American Tower intends to continue its policy that all future transactions between it and its officers, directors, principal stockholders and affiliates will be on terms, not less favorable to the Company than those which could be obtained from unaffiliated parties.

Performance Graph

  The following graph compares the percentage change in the Class A Common Stock to (1) the cumulative total return of the Russell Midcap Index (Broad Market index), (2) the group of companies selected as the Company's peers in the communications site industry in the 1999 Proxy Statement (the "Old Peer Group"), and (3) the group of companies selected as the Company's peers in the communications site industry at the current time (the "New Peer Group"), assuming an investment of $100 on June 5, 1998. Commission rules require the inclusion of both the Old Peer Group and the New Peer Group. The Old Peer Group consists of the following companies: Crown Castle International Corp., Spectrasite Holdings Inc. (formerly Westower Corporation) and LCC International, Inc. The New Peer Group includes all of the corporations in the Old Peer Group as well as Pinnacle Holdings Inc. and SBA Communications Corporation, both of which became public companies in 1999.

  On February 27, 1998, the Class A Common Stock commenced trading on a "when-issued" basis on the inter-dealer bulletin board of the over-the-counter market. The Class A Common Stock commenced trading on the NYSE on June 5, 1998 (the day after the ATC Separation). The following graph presents the trading information commencing on June 5, 1998 and does not present the trading information for such "when issued" market. The cumulative return assumes reinvestment of all dividends. The performance of the Company's Class A Common Stock reflected below is not necessarily indicative of future performance.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
                      BETWEEN AMERICAN TOWER CORPORATION,
                  RUSSELL MIDCAP INDEX, AND PEER GROUP INDEX


                             [GRAPH APPEARS HERE]

                                6/5/98          9/98          12/98          3/99          6/99          9/99          12/99
                               ----------------------------------------------------------------------------------------------
American Tower Corporation     $100.00        $111.48        $129.23        $107.10       $104.92       $85.79        $133.61
Russell Midcap Index            100.00          85.89          97.55          94.51        105.08        93.90          97.44
Old Group Index (a)             100.00          38.56          68.80          53.01         60.33        51.37          86.68
New Peer Group Index (a)        100.00          38.56          68.80          53.17         65.03        59.40          99.37

--------
(a) The Company's 1999 Proxy Statement failed to accurately set forth the peer group performance data due to its failure to include market weighting of the component corporations. The data above accurately reflects market weighting and, therefore, differs substantially from the data presented in last year's proxy. In addition, although the data is presented on a quarterly basis, returns are adjusted on a monthly basis.

                                    ITEM 2

         AMENDMENT OF THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE
               NUMBER OF SHARES RESERVED FOR ISSUANCE THEREUNDER

  By resolutions adopted as of March 9, 2000, the Board of Directors approved, and voted to recommend that the stockholders approve, an amendment to the Stock Option Plan to increase the number of shares of Common Stock authorized for issuance from 15,000,000 to 24,000,000.

  The Board of Directors believes that equity interests are an increasingly significant factor in the ability to attract, retain and motivate the officers and other key employees, directors and consultants that are critical to the Company's long-term success. In approving the increase in the number of shares reserved for issuance under the Stock Option Plan, the Board of Directors considered several factors.

  One of the principal reasons underlying the proposal is the significant increase in the scale of the operations that occurred during 1999. As a result of the Company's acquisition strategy, it has hired a number of new employees who were formerly employees of acquired companies or who were hired to replace those employees or to perform functions directly resulting from expanded operations. A significant number of options were granted to these new employees.

  Another significant factor contributing to the need for additional shares in the Stock Option Plan was the adoption of the policy, implemented in 1999, that every employee receive an option to acquire at least 300 shares of Class A Common Stock.

  Options for an aggregate of approximately 1,732,300 shares, representing more than 32% of all shares underlying options granted since the 1999 Annual Meeting, resulted from the growth in the number of employees and this new policy.

  Finally, the Compensation Committee believed that the greatly expanded scope of operations and responsibilities for corporate officers and other key employees required the grant to those persons of additional options, commensurate with those greater responsibilities, during 1999.

  The proposed total number of shares of 24,000,000 represents approximately 12% of the total number of shares of Common Stock that would be outstanding on a pro forma basis, assuming conversion of all convertible notes and the exercise of all options assumed under prior merger agreements and committed under current merger agreements. The Board of Directors considered this number as part of its deliberations in recommending the proposed increase.

  Because the employee option grants utilized the shares available under the Stock Option Plan at a faster rate than anticipated at to the time of planning the 1999 Annual Meeting when the stockholders approved the Stock Option Plan, and because of the overall increase in the size of the Company and the number of employees, the Company's stockholders are being asked to approve the increase at the Annual Meeting.

  As of March 1, 2000, options for 14,366,846 shares of Common Stock had been granted, and options for 14,015,751 shares were outstanding under the Stock Option Plan at exercise prices ranging from $3.66 to $48.88 per share, and 633,154 shares were available for future grants. However, American Tower is committed under existing merger agreements to issue options covering an aggregate of 650,000 shares. If the amendment is approved, 9,633,154 shares of Common Stock will be available for grants of options under the Stock Option Plan. On March 22, 2000, the closing price per share of the Company's Class A Common Stock, as reported in a summary of composite transactions in The Wall Street Journal for stocks listed on the NYSE, was $53.00.

Summary of the Stock Option Plan

  The following summary of the material features of the Stock Option Plan is qualified in its entirety by reference to the full text of the Stock Option Plan, which has been filed with the Commission and will be made available upon request.

  Purpose, Participants, Effective Date and Duration. The Company instituted the Stock Option Plan effective November 5, 1997 and amended and restated it on April 27, 1998. The purpose of the Stock Option Plan is to encourage key employees, directors and consultants of the Company and its Subsidiaries (a Subsidiary is a corporation or other business organization the voting power or equity interests of which are at least 50% owned by the Company, directly or indirectly), who render services of special importance to the management, operation or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of, the Company or a Subsidiary (the "Participants"), to continue their association with the Company and its Subsidiaries by providing favorable opportunities for them to participate in the ownership of the Company and in its future growth through the granting of options to acquire shares of the Class A Common Stock. As of March 1, 2000, approximately 1,750 employees and seven non-employee directors were eligible to participate in the Stock Option Plan. The Stock Option Plan will terminate on November 15, 2007, unless earlier terminated by the Board of Directors. Termination of the Stock Option Plan will not affect awards made prior to termination, but awards may not be made after termination.

  Shares Subject to the Stock Option Plan. The Stock Option Plan currently provides that options may be granted to purchase shares of Class A Common Stock. However, the Stock Option Plan currently limits the number of shares of Common Stock for which options may be granted to an aggregate of 15,000,000 shares. These shares may be authorized and unissued shares or treasury shares. The Stock Option Plan was amended in 1998 in connection with the Old ATC merger as a result of which no options may now be granted to purchase Class B Common Stock. In the event of any change in the number or kind of Class A and Class B Common Stock outstanding pursuant to a reorganization, subdivision, consolidation, recapitalization, exchange of shares, stock dividend or split or combination of shares, appropriate adjustments will be made (1) to the number of shares subject to outstanding options, (2) in the exercise price per share of outstanding options, and (3) in the kind of shares which may be issued under the Stock Option Plan. Shares will be deemed issued under the Stock Option Plan only after full payment of the exercise price has been made. To the extent that an award under the Stock Option Plan lapses or is forfeited, any shares subject to such award will again become available for grant under the terms of the Stock Option Plan. The Stock Option Plan provides that American Tower may not grant options to purchase more than 5,000,000 shares per year to any individual.

  Administration. The Stock Option Plan is administered by the Compensation Committee, which must consist solely of at least two directors who are both "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code.

  Subject to the terms of the Stock Option Plan, the Compensation Committee has authority to: (1) select the persons to whom options shall be granted; (2) determine the number or value and the terms and conditions of options granted to each such person, including the price per share to be paid upon exercise of any option and the period within which each such option may be exercised; and
(3) interpret the Stock Option Plan and prescribe rules and regulations for the administration thereof.

  Stock Options. With regard to each option, the Compensation Committee determines the number of shares subject to the option, the exercise price of the option, the manner and time of exercise of the option and whether the option is intended to qualify as an incentive stock option, or ISO, within the meaning of Section 422 of the Code. Options that are not intended to qualify as ISOs are referred to as nonqualified stock options, or NSOs. ISOs may only be granted to employees of the Company. In the case of an ISO, the exercise price may not be less than the "fair market value" of the shares on the date the option is granted. However, in the case of an employee who owns (or is considered to own under Section 424(d) of the Code) stock possessing more than 10% percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the price at which shares may be purchased pursuant to an ISO may not be less than 110% of the fair market value of the class of Common Stock covered by the option on the date the ISO is granted.

  The duration of the ISOs and NSOs granted under the Stock Option Plan are required to be specified in a stock option agreement. However, no ISO may be exercisable after the expiration of ten years after the date of grant and no NSO may be exercisable after the expiration of ten years and one day after the date of grant. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, no ISO may be exercisable after the expiration of five years from its date of grant. The Compensation Committee, in its discretion, may provide that any option is exercisable during its entire duration or during any lesser period of time.

  The option exercise price may be paid (1) in cash or a cash equivalent, (2) through a so-called "cashless exercise" procedure, (3) to the extent permitted by the Compensation Committee, in shares of Class A Common Stock owned by the optionee or (4) to the extent permitted by the Compensation Committee, by delivery of a recourse promissory note secured by, among other optionee assets, the stock acquired upon exercise of the option. However, the optionee may not make payment in shares that he acquired upon the earlier exercise of any ISO, unless and until he has held the shares for at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised.

  The following description of the federal income tax consequences of options is general and does not purport to be complete.

  Tax Treatment of Options. An optionee realizes no taxable income when an NSO is granted. Instead, the difference between the fair market value of the stock subject to the NSO and the exercise price paid is taxed as ordinary compensation income when the NSO is exercised. The difference is measured and taxed as of the date of exercise, if the stock is not subject to a "substantial risk of forfeiture", or as of the date or dates on which such risk terminates in other cases. An optionee may elect to be taxed on the difference between the exercise price and the fair market value of the stock on the date of exercise, even though some or all of the stock acquired is subject to a substantial risk of forfeiture. Gain on the subsequent sale of the stock is taxed as capital gain. The Company receives no tax deduction on the grant of an NSO, but is entitled to a tax deduction when the optionee recognizes taxable income on or after exercise of the NSO, in the same amount as the income recognized by the optionee.

  Generally, an optionee incurs no federal income tax liability on either the grant or the exercise of an ISO, although an optionee will generally have taxable income for alternative minimum tax purposes at the time of exercise equal to the excess of the fair market value of the stock acquired over the exercise price. Provided that the option stock is held for at least one year after the date of exercise of the option and at least two years after its date of grant, any gain realized on subsequent sale of the stock will be taxed as long-term capital gain. If the stock is disposed of within a shorter period of time, the optionee will recognize ordinary compensation income in an amount equal to the lesser of his gain on the disposition or the difference between the fair market value of the stock on the date of exercise of the option and its fair market value on its date of grant. The Company receives no tax deduction on the grant or exercise of an ISO, but is entitled to a tax deduction if the optionee recognizes taxable income on account of a premature disposition of ISO stock, in the same amount and at the same time as the optionee's recognition of ordinary income.

  Amendments to the Stock Option Plan. The Board of Directors may modify, revise or terminate the Stock Option Plan at any time and from time to time, except that approval of a majority of the Company's stockholders is required with respect to any amendment to change the number of shares that may be issued under options in the aggregate or to any one employee, change the class of persons eligible to receive options, reduce the exercise price of any ISO, extend the latest date on which an ISO can be exercised, increase materially the benefits accruing to any person under the Stock Option Plan, or make any other change that requires stockholder approval under applicable law.

Required Vote

  A majority of the votes properly cast by or on behalf of the holders of Class A and Class B Common Stock at the Annual Meeting, voting as a single class, is required to approve the amendment of the Stock Option Plan to increase the number of shares of Common Stock issuable thereunder from 15,000,000 to 24,000,000.

  The Board of Directors recommends that the stockholders vote FOR the approval of the amendment to the Stock Option Plan.

                                    ITEM 3

        APPROVAL OF THE STOCK OPTION PLAN OF THE COMPANY'S WHOLLY-OWNED
                        SUBSIDIARY, ATC TELEPORTS, INC.

  The Boards of Directors of American Tower and its wholly-owned subsidiary, ATC Teleports, Inc. ("Teleports"), unanimously approved the adoption of the ATC Teleports, Inc. 1999 Stock Option Plan (the "Teleports Plan"), which permits the issuance of options to purchase shares of common stock of Teleports. For the reasons set forth below, the Board of Directors has recommended to the stockholders that they approve the adoption of the Teleports Plan.

  Although American Tower has the ability under the Stock Option Plan to award options to purchase shares of Class A Common Stock to employees of subsidiaries, the Company has determined that establishing a separate stock option plan for Teleports employees will provide benefits beyond those that could be achieved by offering options to purchase American Tower shares. Specifically, Teleports is in a different line of business than American Tower's principal business of owning and operating towers. The Boards of Directors of both American Tower and Teleports believe that the ability to award equity interests in Teleports' specific business is a significant factor in its ability to attract, retain and motivate key employees, directors and consultants that are critical to its long term success.

  In addition, under the Code, Teleports might not be entitled to certain deductions attributable to exercises of options by certain persons unless the Teleports Plan is approved by American Tower's stockholders. Specifically,
Section 162(m) of the Code disallows to a public company deductions for compensation in excess of $1,000,000 paid to the chief executive officer or any of the four most highly compensated other executive officers, unless an exception applies. Executive officers of a subsidiary may constitute executive officers of a parent company. One of the specified exceptions to the Section 162(m) limitation includes certain performance-based compensation, such as the Teleports Plan, if it has been approved by the stockholders of the public company. The Board of Directors of American Tower therefore recommends that the stockholders vote in favor of the Teleports Plan.

Summary of the Teleports Plan

  The following summary of the material features of the Teleports Plan is qualified in its entirety by reference to the full text of the Teleports Plan, which has been filed with the Commission and will be made available upon request. The Teleports Plan is substantially identical to the Stock Option Plan. This summary sets forth only those provisions of the Teleports Plan that differ materially from the Stock Option Plan. Refer to Item 2, above, for a full discussion of the Stock Option Plan.

  Purpose, Participants, Effective Date and Duration. The Teleports Plan provides for the issuance of options to officers, employees, directors and consultants of Teleports and its "Affiliates." An Affiliate is a corporation or other business organization which owns in Teleports, or in which Teleports or any such corporation or business organization owns, directly or indirectly, at least 50% of the total voting power of all classes of stock. The Teleports Plan became effective as of November 10, 1999.

  Shares Subject to the Teleports Plan. The Teleports Plan currently limits the number of shares of common stock of Teleports for which options may be granted to an aggregate of 1,000,000 shares. The Teleports Plan provides that it may not grant options to purchase more than 500,000 shares per year to any individual.

  Administration. The Stock Option Plan is administered by the compensation committee of Teleports (the "Teleports Committee"). Currently, the Teleports Committee is not comprised of two "outside directors" within the meaning of
Section 162(m) of the Code. The Teleports Plan provides that under these circumstances the compensation committee of American Tower must grant options under the Teleports Plan. Rule 16b-3 under the Exchange Act does not currently apply.

  Stock Options. The Teleports Committee may, in its sole discretion, accelerate options upon such terms and conditions as the Teleports Committee may determine.

  Certain Rights of Teleports. Shares of stock acquired pursuant to the exercise of an option may not be transferred without the consent of the Teleports Committee, which consent may be withheld or conditioned as it may determine in its sole discretion. In the event of an involuntary transfer, such as one resulting from divorce or death, then Teleports has the right to repurchase such shares no earlier than 180 days after the exercise of the option and no later than 365 days following the later of (a) the date of such involuntary transfer and (b) the Teleports Committee's receipt of written notice of the occurrence of such event. Similarly, if an optionee's employment with Teleports or an Affiliate shall terminate for any reason, whether with or without "cause" (as defined below), including retirement, then Teleports shall have the right to repurchase such shares no later than 365 days following the date of the optionee's termination.

  In the event of an involuntary transfer or termination other than for "cause," the repurchase price shall be the fair market value of the stock. In the event of a termination for "cause," the repurchase price shall be the lesser of (1) the fair market value of the stock or (2) the exercise price. "Cause" is defined as a determination by the Teleports Committee that the optionee has engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by, or involvement with, Teleports or an Affiliate. "Cause" may also include the failure of the optionee to perform his or her duties diligently, or the material breach of the optionee of any rules of conduct, policies or regulations of Teleports or an Affiliate.

  In addition, the Teleports Committee may require the optionee, as appropriate, to enter into any applicable stockholder or noncompetition agreement.

  Amendments to the Teleports Plan. The Teleports Committee may, without obtaining stockholder approval, increase materially the benefit accruing to any person under the Teleports Plan.

Required Vote

  A majority of the votes properly cast by or on behalf of the holders of Class A and Class B Common Stock at the Annual Meeting, voting as a single class, is required to approve the Teleports Plan.

  The Board of Directors recommends that the stockholders vote FOR the approval of the Teleports Plan.

                                    ITEM 4

       APPROVAL OF THE STOCK OPTION PLAN OF KLINE IRON & STEEL CO., INC.

  The Board of Directors of American Tower unanimously approved the adoption of the Kline Iron & Steel Co., Inc. ("Kline") 2000 Stock Option Plan (the "Kline Plan"), subject to consummation of the merger described below. For the same reasons set forth above for the Teleports Plan, the Board of Directors has recommended to the stockholders that they approve the adoption of the Kline Plan. At the present time, American Tower owns 33.33% of Kline. On December 29, 1999, Kline and American Tower entered into letter of intent for the acquisition of Kline by the Company. The transaction is structured as a merger. Upon consummation of the merger, Kline will become a wholly-owned subsidiary of American Tower. Subject to satisfaction of customary closing conditions, the merger is expected to occur at the end of March, 2000. If the merger has not yet occurred, approval of the Kline Plan will be conditioned on consummation of the merger with Kline.

  Like the Teleports Plan, the Kline Plan covers common stock of Kline, not American Tower. The Boards of Directors of both American Tower and Kline believe that the ability to award equity interests in Kline's specific business is a significant factor in its ability to attract, retain and motivate key employees, directors and advisors that are critical to its long term success.

  For the same reasons as stated above with respect the Teleports Plan, the stockholders are being asked to approve the Kline Plan.

Summary of the Kline Plan

  The following summary of the material features of the Kline Plan is qualified in its entirety by reference to the full text of the Kline Plan, which has been filed with the Commission and will be made available upon request. The Kline Plan is substantially identical to the Teleports Plan. This summary sets forth only those provisions of the Kline Plan that differ materially from the Teleports Plan. Refer to Items 2 and 3, above, for a full discussion of the American Tower Stock Option Plan and the Teleports Plan.

  Purpose, Participants, Effective Date and Duration. The Kline Plan will be effective as of the date the merger is consummated.

  Shares Subject to the Kline Plan. The Kline Plan currently limits the number of shares of common stock of Kline for which options may be granted to an aggregate of 500,000 shares. The Kline Plan provides that it may not grant options to purchase more than 100,000 shares per year to any individual.

Required Vote

  A majority of the votes properly cast by or on behalf of the holders of Class A and Class B Common Stock at the Annual Meeting, voting as a single class, is required to approve the Kline Plan.

  The Board of Directors recommends that the stockholders vote FOR the approval of the Kline Plan.

                                    ITEM 5

                  ADOPTION OF THE AMERICAN TOWER CORPORATION
                       2000 EMPLOYEE STOCK PURCHASE PLAN

  On March 9, 2000 the Board of Directors approved, and is proposing for stockholder approval, the adoption of the American Tower Corporation 2000 Employee Stock Purchase Plan (the "2000 Employee Stock Purchase Plan"). The purpose of the 2000 Employee Stock Purchase Plan is to provide employees of the Company and its Subsidiaries the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase its stock.

  The Board of Directors believes that the availability of equity interests is significant in the Company's ability to attract, retain and motivate employees who are critical to the Company's long-term success, and that the adoption of the 2000 Employee Stock Purchase Plan will further the goal of providing employees with incentives to serve the Company.

2000 Employee Stock Purchase Plan

  The following is a summary of the 2000 Employee Stock Purchase Plan and is subject to and qualified in its entirety by reference to the complete text of the 2000 Employee Stock Purchase Plan, which has been filed with the Commission and will be made available upon request.

  Overview. The total amount of Class A Common Stock with respect to which the right to purchase Class A Common Stock may be granted under the 2000 Employee Stock Purchase Plan will not exceed in the aggregate 5,000,000 shares. If an option granted under the 2000 Employee Stock Purchase Plan expires or is surrendered or cancelled, the shares allocable to the option will again be available under the plan.

  Commencing July 1, 2000, eligible employees will be able to set aside payroll deductions to exercise options to purchase Class A Common Stock under the 2000 Employee Stock Purchase Plan. If the plan is approved by the stockholders, options under the 2000 Employee Stock Purchase Plan will be granted in a series of offerings of Class A Common Stock (each an "Offering"). The Compensation Committee will determine the date of the first and subsequent Offerings (the "Offering Date") and the end of each Offering (the "Exercise Date"). Options will be exercised on the Exercise Date. There will be at least one Offering in any consecutive twelve-month period, and the Exercise Date with respect to an Offering shall be not more than twelve months after the Offering Date. Offerings will continue until all of the shares of Class A Common Stock available under the 2000 Employee Stock Purchase Plan have been exhausted, or until the 2000 Employee Stock Purchase Plan has been terminated by the Board of Directors or has terminated by its terms. Payroll deductions accumulated during the Offering will be used to pay the "Option Price." Each participant will purchase the number of whole shares of Class A Common Stock equal to the payroll deductions accumulated during the Offering divided by the Option Price. If insufficient shares are available, a pro rata allocation of remaining shares will be made. The "Option Price" of shares of Class A Common Stock will be the lesser of: (1) 85% of the fair market value of the shares on the Offering Date or (2) 85% of the fair market value of the shares on the Exercise Date. Fair market value will generally be the mean between the highest and lowest sale price of the stock on the date in question. In no event will a participant be granted an option to acquire more than the number of whole shares of Class A Common Stock equal to $25,000 divided by the fair market value of the shares as of the Offering Date.

  Eligibility and Participation. Any employee of the Company or any Subsidiary who has been employed for at least 90 days may participate in any Offering under the 2000 Employee Stock Purchase Plan by completing an authorization for after-tax payroll deductions in connection with the Offering prior to the Offering Date. A participant may authorize payroll deductions from one to fifteen percent of his or her compensation on each pay day. A participant can decrease his or her rate of deductions and can withdraw entirely from an Offering, but he or she can never increase the rate of payroll deductions once an Offering begins.

  The following employees are ineligible to participate: (1) any employee who is a member of a collective bargaining unit that has elected not to participate in the 2000 Employee Stock Purchase Plan, (2) any employee of a Subsidiary none of the employees of which participate in the 2000 Employee Stock Purchase Plan, as determined by the Compensation Committee and (3) any employee who owns, directly or indirectly, as of an Offering Date five percent or more of the total combined voting power or value of all classes of capital stock of the Company or of any Subsidiary. In addition, no employee will be granted an option that would cause him or her to own (or be considered to own) or hold outstanding options to purchase five percent or more of the total combined voting power or value of all classes of capital stock of the Company or any Subsidiary or that permits his or her right to purchase shares under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 for any calendar year.

  Administration. The 2000 Employee Stock Purchase Plan, which is effective July 1, 2000, may be administered by the Board of Directors or, in its discretion, by a committee composed of at least two individuals who may be members of the Board of Directors or employees of the Company. The Board of Directors has determined that if the 2000 Employee Stock Purchase Plan is approved by the stockholders, it will initially be administered by the Compensation Committee. The Compensation Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the 2000 Employee Stock Purchase Plan and to decide all questions of interpretation and application of such rules and regulations, which decision is final and binding. The Compensation Committee has the authority to change the Offering Date and the Exercise Date, as well as the authority to increase the number of Offerings each year.

  Withdrawal. A participant may, at such time prior to Exercise Date and in such manner as the Compensation Committee may prescribe, withdraw from an Offering and receive cash equal to the amount of the participant's accumulated payroll deductions under the 2000 Employee Stock Purchase Plan. In no event will a participant receive interest with respect to payroll deductions, whether used to purchase Class A Common Stock or returned in cash.

  Termination of Employment. Options are nontransferable by a participant, and no amount accumulated by a participant may be assigned, transferred, pledged or otherwise disposed of in any way by a participant. Upon termination of a participant's employment with the Company or a Subsidiary for any reason other than death, an amount in cash equal to the participant's accumulated payroll deductions under the 2000 Employee Stock Purchase Plan will be paid to the participant. If a participant dies prior to the Exercise Date, the executor, the administrator or a personal representative of the estate may request that the balance of the participant's accumulated payroll deductions be used to exercise the option granted prior to the participant's death. Any such election must be made not later than the Exercise Date.

  Forfeiture for Dishonesty. If the Board of Directors determines that a participant has engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment that has damaged the Company or a Subsidiary or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary (a) the individual's participation in an Offering will terminate and he or she will forfeit his or her right to receive any Class A Common Stock pursuant to an Offering that has not yet been delivered and (b) the Company will have the right to repurchase all or any part of the shares of Class A Common Stock acquired by the participant upon the earlier exercise of any option, at a price equal to the amount paid to the Company upon exercise, together with interest.

  Change in Capital Structure. If there is a change in the capital structure of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment will be made by the Compensation Committee in the number and kind of shares or other securities covered by outstanding options and for which options may be granted under the 2000 Employee Stock Purchase Plan, and in the Option Price. If while unexercised options remain outstanding under the 2000 Employee Stock Purchase Plan the Company merges or consolidates with a wholly owned subsidiary for purposes of reincorporating itself under the laws of another jurisdiction, the participants will be entitled to acquire shares of common stock of the reincorporated company upon the same terms and conditions as were in effect immediately prior to such reincorporation. If while unexercised options remain outstanding under the 2000 Employee Stock Purchase Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, then the Compensation Committee, in its discretion, will provide that either: (1) after the effective date of the merger, consolidation, liquidation or sale, each participant is entitled, upon exercise of an option, to receive in lieu of shares of Class A Common Stock the number and class of shares of such stock or other securities to which he or she would have been entitled pursuant to the terms of the merger, consolidation, liquidation or sale, if he or she had been the holder of record of the number of shares of Class A Common Stock as to which the option is being exercised or (2) all outstanding options must be exercised as of the day preceding the merger, consolidation, liquidation or sale, except that each participant will be notified of his or her right to withdraw from the Offering and receive a refund of his or her payroll deductions.

  Amendment or Termination of 2000 Employee Stock Purchase Plan. The Board of Directors may at any time terminate or amend, modify or suspend the 2000 Employee Stock Purchase Plan, provided that without stockholder approval there shall be no: (1) change in the number of shares of Class A Common Stock that may be issued under the 2000 Employee Stock Purchase Plan, except in the event of a change in capital structure of the Company; (2) change in the class of persons eligible to participate in the 2000 Employee Stock Purchase Plan; or
(3) other change in the 2000 Employee Stock Purchase Plan that requires stockholder approval under applicable law. No amendment will adversely affect outstanding options without the consent of the participant, and the termination of the 2000 Employee Stock Purchase Plan will not terminate options then outstanding, without the consent of the participant. Notwithstanding the preceding sentence, the Board of Directors has the power to make any changes to the 2000 Employee Stock Purchase Plan that may, in the opinion of counsel for the Company, be necessary or appropriate from time to time to enable it to qualify as an employee stock purchase plan under Section 423 of the Code and for any option granted thereunder to receive preferential federal income tax treatment. In the event the Company is no longer publicly held, the Company, at its option, may terminate the 2000 Employee Stock Purchase Plan and, upon the termination, outstanding options will be cancelled and each participant will receive in cash an amount equal to his or her accumulated payroll deductions immediately prior to termination. Unless the 2000 Employee Stock Purchase Plan is terminated earlier, it will terminate on the business date as of which there are no longer any shares available to be offered.

  The following description of the federal income tax consequences of the 2000 Employee Stock Purchase Plan is general and does not purport to be complete. In addition, the description does not discuss the tax consequences arising as a result of the participant's death or under the laws of any state or foreign country in which the participant may reside.

  Federal Income Tax Consequences of the 2000 Employee Stock Purchase
Plan. The 2000 Employee Stock Purchase Plan is intended to constitute an employee stock purchase plan under Section 423 of the Code. As presently in effect, under Section 423 of the Code, a participant will not realize income as a result of either the grant of an option to acquire Class A Common Stock as of an Offering Date or the acquisition of Class A Common Stock by exercise of the option as of the Exercise Date. If the participant does not dispose of the Class A Common Stock before the earlier of two years after the Offering Date or one year after the Exercise Date, then upon the subsequent sale of the Class A Common Stock, he or she will have ordinary compensation income of the lesser of 15% of the fair market value of the Class A Common Stock as of the Offering Date or the excess, if any, of the selling price of the Class A Common Stock over the Option Price. Any additional gain or loss will be treated as long-term capital gain or loss. The Company is not entitled to an income tax deduction with respect to the ordinary compensation income described above. If the participant disposes of the stock before the earlier of two years after the Offering Date or one year after the Exercise Date, then the excess, if any, of the fair market value of the Class A Common Stock on the Exercise Date over the Option Price will be ordinary compensation income to the participant, and the Company will be entitled to a deduction with respect to that income. Any additional gain or loss will be treated as short-term or long-term capital gain or loss, depending on the holding period.

Required Vote

  A majority of the votes properly cast by or on behalf of the holders of Class A and Class B Common Stock at the Annual Meeting, voting as a single class, is required to approve the 2000 Employee Stock Purchase Plan.

  The Board of Directors recommends that the stockholders vote FOR the proposal to adopt the 2000 Employee Stock Purchase Plan.

                                    ITEM 6

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  Subject to ratification by the stockholders, the Board of Directors has selected the firm of Deloitte & Touche LLP as the Company's independent auditors for the current year. Deloitte & Touche LLP has served as the Company's independent auditors since its organization.

  Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

  If the stockholders do not ratify the selection of Deloitte & Touche LLP as the Company's independent auditors, the selection of such auditors will be reconsidered by the Board of Directors.

Required Vote

  A majority of the votes properly cast by or on behalf of the holders of Class A and Class B Common Stock at the Annual Meeting, voting as a single class, is required to approve the selection of Deloitte & Touche LLP as the Company's independent auditors for 2000.

  The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of Deloitte & Touche LLP to serve as the Company's independent auditors for the current fiscal year.

                            ADDITIONAL INFORMATION

Other Matters

  The Board of Directors does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, it is the intention of the persons named in the accompanying proxy or their substitutes acting hereunder, to vote, or otherwise act, in accordance with their best judgment on such matters.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the Commission. Such officers, directors and ten-percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that they were not required to file a Form 5, the Company believes that, during the fiscal year ended December 31, 1999, its officers, directors and ten-percent stockholders complied with all Section 16(a) filing requirements applicable to such individuals, except: (1) the purchase of 2,000 shares of Class A Common Stock by Mr. Dodge's wife in July, 1998 was not reported until March 10, 2000, (2) Mr. Michael Gearon did not report a sale of 69,500 shares of Class A Common Stock in August, 1999 until February, 2000, and (3) Mr. Jack Furst has not reported options granted in November, 1999 that are deemed to be beneficially owned by him.

Proposals of Stockholders

  A stockholder who intends to present a proposal at the 2001 Annual Meeting of Stockholders for inclusion in the Company's 2001 proxy statement and proxy card relating to that meeting must submit such proposal by December 1, 2000. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain procedures established by the Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. Commission rules set forth standards as to what stockholder proposals are required to be included in a proxy statement for an annual meeting.

  For a proposal of a stockholder (including director nominations) to be presented at the Company's 2001 Annual Meeting of Stockholders, other than a stockholder proposal to be included in the Company's 2001 proxy statement as discussed in the preceding paragraph, a stockholder's notice must be received by American Tower at its principal executive offices by February 14, 2001. The notice must include a brief description of the proposal, the reasons for such proposal, any material interest in such proposal by the shareholder, the name and address of the stockholder as it appears on the Company's books and the class and number of shares of the Company beneficially owned by the stockholder.

  All proposals and notices must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the General Counsel.

FORM 10-K

  A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 as filed with the Commission, except for exhibits, will be furnished without charge to any stockholder upon written request to Ms. Anne Alter, Director of Investor Relations, American Tower Corporation, 116 Huntington Avenue, Boston, Massachusetts 02116.

                                          By Order of the Board of Directors,



                                          /s/ Steven B. Dodge
                                          Steven B. Dodge
                                          Chairman of the Board, President and
                                          Chief Executive Officer

March 27, 2000

                                                                         ANNEX A


                           AMERICAN TOWER CORPORATION

                       2000 EMPLOYEE STOCK PURCHASE PLAN

1.  PURPOSE

     The purpose of this 2000 Employee Stock Purchase Plan (the "Plan") is to provide employees of American Tower Corporation (the "Company") and its Subsidiaries the opportunity to acquire a proprietary interest in the Company by providing favorable terms for them to purchase its stock. This Plan is intended to qualify as an employee stock purchase plan within the meaning of Section 423 of the Code.

2.  DEFINITIONS

(a)   "Board" shall mean the Board of Directors of the Company.

(b) "Code" shall mean the Internal Revenue Code of 1986, as amended. Any reference to a particular Section shall include any successor and regulation thereto.

(c)   "Committee" shall have the meaning set forth in Section 3.

(d) "Common Stock" shall mean the shares of the Company's Class A Common Stock, $0.01 par value per share.

(e) "Compensation" shall mean the amount reported (or to be reported) in Box 1 of Form W-2, or its equivalent, increased by any salary reduction elected pursuant to Sections 402(g), 1321(f) or 125 of the Code.

(f) "Employee" shall mean any individual who has been employed at least 90 days by the Company or any Subsidiary. The term Employee shall not include: (i) any individual who is not a common law employee of the Company or a Subsidiary;
(ii) any Employee who owns, directly or indirectly, as of the Offering Date five percent or more of the total combined voting power or value of all class of stock of the Company or a Subsidiary; (iii) any individual who is a common law employee of a Subsidiary, none of the employees of which participate in the Plan, as determined by the Committee; and (iv) any Employee who is a member of a collective bargaining unit with which the Company or a Subsidiary has bargained in good faith with respect to participation in the Plan and as a result of such bargaining the labor organization made an affirmative decision not to participate in the Plan.

(g)   "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(h) "Exercise Date" shall mean the date(s) designated by the Committee from time to time on which an Optionee may exercise an Option; provided, however, that no Exercise Date shall be more than 12 months after the applicable Offering Date; and provided, further, that if such date is not a business day, the Exercise Date shall be the business day immediately preceding the applicable date.

(i)   "Fair Market Value" shall be determined according to the following rules:
(i) if the Common Stock is not at the time listed or admitted to trading on a stock exchange or the Nasdaq National Market, the fair market value shall be the closing price of the Common Stock on the date in question in the over-the-counter market, as such price is reported in a publication of general circulation selected by the Board and regularly reporting the price of the Common Stock in such market; provided, however, that if the price of the Common Stock is not so reported, the fair market value shall be determined in good faith by the Board, which may take into consideration (1) the price paid for the Common Stock in the most recent trade of a substantial number of shares known to the Board to have occurred at arm's length between willing and knowledgeable investors, or (2) an appraisal by an independent party, or (3) any other method of valuation undertaken in good faith by the Board, or some or all of the above as the Board shall in its discretion elect; or (ii) if the Common Stock is at the time listed or admitted to trading on any stock exchange or the Nasdaq National Market, then the fair market value shall be the mean between the lowest and highest reported sale prices (or the lowest reported bid price and the highest reported asked price) of the Common Stock on the date in question on the principal exchange on which the Common Stock is then listed or admitted to trading. If no reported sale of Common Stock takes place on the date in question on the principal exchange or the Nasdaq National Market, as the case may be, then the reported closing sale price (or the reported closing asked price) of the Common Stock on the prior trading date immediately preceding such date on the principal exchange or the Nasdaq National Market, as the case may be, shall be determinative of fair market value.

(j)   "Insider" shall mean a person subject to Section 16 of the Exchange Act.

(k)   "Offering" shall mean any offering of Common Stock in accordance with
Section 7.

(l) "Offering Date" shall mean the date(s) designated by the Committee from time to time on which an Option is granted; provided, however, that there shall be at least one Offering Date in any consecutive 12-month period while the Plan remains in effect; and provided, further, that if such date is not a business day, the Offering Date shall be the business day immediately preceding the applicable date.

(m) "Option" shall mean the right of a Participant to purchase Common Stock pursuant to an Offering.

(n)   "Option Price" shall have the meaning set forth in Section 8.

(o) "Optionee" shall mean any individual who has been granted an Option that remains outstanding under the terms of any Offering or who owns Common Stock as a result of an Offering.

(p) "Participant" shall mean an Employee who has in effect a payroll deduction authorization in accordance with Section 6.

(q)   "Securities Act" shall mean the Securities Act of 1933, as amended.

(r) "Subsidiary" shall mean a corporation of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent or more of the total combined voting power of all classes of stock, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.  ADMINISTRATION OF THE PLAN

     The Plan shall be administered by the Board or, in the discretion of the Board, a committee composed of at least two individuals who may be members of the Board or employees of the Company or a Subsidiary (the "Committee"). In the event that a vacancy on the Committee occurs on account of the resignation of a member or the removal of a member by vote of the Board, a successor member shall be appointed by vote of the Board. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan.
All references in the Plan to the "Committee" shall be understood to refer to the Committee or the Board, whoever shall administer the Plan.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of Options granted thereunder shall be subject to the determination of the Committee, which shall be final and binding.

     The Committee shall have the authority, without the need for further approval, to establish a different Offering Date and/or Exercise Date, to modify the amount of time between an Offering Date and an Exercise Date and to increase or decrease the number of Offerings in a year.

     With respect to Insiders, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

4.  OPTION SHARES

     The total amount of Common Stock with respect to which Options may be granted under the Plan shall not exceed in the aggregate 5,000,000 shares from either authorized but unissued shares or treasury shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with Section 15. If any outstanding Option expires for any reason, including a withdrawal pursuant to Section 10, or terminates by reason of the severance of employment of the Participant or any other cause, or is surrendered, the shares of Common Stock allocable to the unexercised portion of the Option may again be made subject to an Option under the Plan.

5.  ELIGIBILITY

     An Employee shall be eligible to become a Participant in the Plan on any Offering Date on which the Employee is employed by the Company or a Subsidiary; provided, however, that no Employee shall be granted an Option:

      (i) if immediately after the grant the aggregate amount of stock the Employee would be considered to own under Section 424(d) of the Code, including stock that may be purchased with outstanding options, would represent five percent or more of the total combined voting power or value of all classes of capital stock of the Company or of any Subsidiary; or

      (ii) that permits the Employee's right to purchase shares under all employee stock purchase plans (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 for any calendar year, determined by reference to the Fair Market Value of the shares at the time any option is granted.

6.  PARTICIPATION

   (a) An Employee may become a Participant in any Offering by completing an authorization for payroll deductions in connection with the Offering at such time (prior to the Offering Date) and in such manner as the Committee may prescribe. Payroll deductions pursuant to an authorization shall commence with the payroll period in which the Offering Date occurs and shall end with the last payroll completed prior to the Exercise Date for the Offering to which the authorization applies, unless the authorization is sooner terminated by the Participant as provided in Section 10. The Committee may provide that in the case of the first Offering, payroll deductions shall commence with the first payroll period ending after the initial Offering Date. All payroll deductions shall be made on an after-tax basis.

    (b) A Participant shall elect in the authorization for payroll deduction to have deductions made from his or her Compensation on each payday in an amount equal to a whole percentage of from one to fifteen percent of his Compensation. All payroll deductions made for a Participant shall be credited to a bookkeeping account maintained for such Participant under the Plan. In no event shall interest be paid to a Participant with respect to payroll deductions credited to the Participant's account, whether such deductions are used in connection with the exercise of an Option or are returned to the Participant or the Participant's estate in cash.

    (c) Except as may be required by law, a Participant may not make any payments to the Participant's account other than by authorization for payroll deduction. A Participant may elect to decrease the payroll deduction rate at such time and in such manner as the Committee may prescribe. In no event shall a Participant increase the amount of payroll deductions during an Offering. A Participant may discontinue participation in the Offering as provided in Section 10.

7.  GRANT OF OPTIONS

    (a) Options under the Plan shall be granted in a series of Offerings, the first of which shall begin on the first Offering Date designated by the Committee. Successive Offerings shall begin on each Offering Date thereafter until all of the shares of Common Stock available under the Plan are exhausted or until the Plan is terminated pursuant to Section 18 or Section 19. Participation by an Employee in any Offering shall neither limit nor require his participation in any other Offering.

    (b) Each Participant in an Offering shall be granted, as of the applicable Offering Date, an Option to purchase that number of whole shares of Common Stock that the accumulated payroll deductions credited to his account during the Offering is able to purchase at the Option Price.

    (c) If the total number of shares for which Options are to be granted as of any Offering Date exceeds the number of shares then available under the Plan, the Committee shall make a pro rata allocation of the available shares in a manner as nearly uniform as practicable, and as it shall determine to be equitable. In that event, the payroll deductions made or to be made pursuant to authorizations for that Offering shall be reduced accordingly, and the Committee shall give written notice of such reduction to each affected Participant.

    (d) In no event shall a Participant be granted an Option in any Offering to acquire more than that number of whole shares of Common Stock equal to $25,000 divided by the Fair Market Value of the shares as of the Offering Date; provided, however, that such limit shall be subject to Section 5(ii) and to the adjustment in accordance with Section 15.

8.  OPTION PRICE

     The Option Price of shares of Common Stock for any Offering shall be the lesser of: (a) 85 percent of the Fair Market Value of the shares on the Offering Date; or (b) 85 percent of the Fair Market Value of the shares on the Exercise Date.

9.  EXERCISE OF OPTIONS

    (a) A Participant's Option for an Offering will be exercised automatically as of the Exercise Date for the Offering to purchase that number of whole shares of Common Stock equal to the accumulated payroll deductions credited to the Participant's account as of the Exercise Date divided by the Option Price.

    (b) As promptly as practicable after each Exercise Date the Company shall deliver to each Participant in the Offering, in accordance with the Participant's election, either (a) the shares purchased upon the exercise of the Participant's Option, together with a cash payment equal to the balance of any payroll deductions credited to the Participant's account during the Offering that were not used for the purchase of shares, other than amounts representing fractional shares, or (b) a cash payment equal to the total of the payroll deductions credited to the Participant's account during the Offering. Amounts representing fractional shares will, at the discretion of the Committee, either be carried forward for use in the next Offering if the Participant will participate in that Offering or paid to the Participant in cash.

    (c) The shares purchased upon exercise of an Option shall be deemed to be transferred to the Participant on the Exercise Date.

10.  WITHDRAWAL FROM OFFERING

     A Participant may at any time prior to the Exercise Date at such time and in such manner as the Committee may prescribe withdraw from an Offering and request payment of an amount in cash equal to the accumulated payroll deductions credited to the Participant's account under the Plan. Such amount will be paid to the Participant as promptly as practicable after receipt of the Participant's request to withdraw, and no further payroll deductions will be made from the Participant's Compensation with respect to the Offering then in progress and any outstanding Option shall be cancelled. A Participant's withdrawal from an Offering will have no effect upon his or her eligibility to participate in any subsequent Offering or in any employee stock purchase plan (within the meaning of Section 423 of the Code) that may hereafter be adopted by the Company or a Subsidiary.

11.  EXPIRATION OF OPTIONS ON TERMINATION OF EMPLOYMENT

     Options shall not be transferable by a Participant and no amount credited to a Participant's account may be assigned, transferred, pledged or otherwise disposed of in any way by a Participant. An Option shall expire unexercised immediately if a Participant ceases to satisfy the definition of the term Employee for any reason other than death and the amount of the accumulated payroll deductions then credited to the Participant's account under the Plan will be paid in cash. Upon termination of the Participant's employment with the Company or a Subsidiary for any reason other than death, an amount in cash equal to the accumulated payroll deductions then credited to the Participant's account under the Plan will be paid to the Participant. In the case of a Participant's death, the provisions of Section 15 shall control.

     An authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company or Subsidiary and the Participant for purposes of this Section 11, provided that either (a) the absence is for a period of no more than 90 days or (b) the Employee's right to be re-employed after the absence is guaranteed either by statute or by contract.

12.  REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Common Stock under the Plan if the issuance of such shares would constitute or result in a violation by the Optionee or the Company of any provision of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act, upon the exercise of any Option the Company shall not be required to issue shares unless the Board has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Board shall be final, binding and conclusive. The Company shall not be obligated to take any affirmative action to cause the exercise of an Option or the issuance of shares pursuant to an Option to comply with any laws or regulations of any governmental authority including, without limitation, the Securities Act or applicable state securities laws.

13.  NO RIGHTS AS STOCKHOLDER

     No Participant shall have rights as a stockholder with respect to shares covered by his Option until the applicable Exercise Date and, except as otherwise provided in Section 15, no adjustment shall be made for dividends of which the record date precedes the applicable Exercise Date.

14.  FORFEITURE FOR DISHONESTY

     Notwithstanding anything to the contrary in the Plan, if the Board determines, after full consideration of the facts presented on behalf of both the Company and the individual, that a Participant or an Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of the individual's employment by the Company or a Subsidiary, or has disclosed trade secrets or other proprietary information of the Company or a Subsidiary, (a) such individual's participation in an Offering shall terminate and the individual shall forfeit the right to receive any Common Stock pursuant to an Offering that has not yet been delivered and (b) the Company shall have the right to repurchase all or any part of the shares of Common Stock acquired by an Optionee upon the earlier exercise of any Option, at a price equal to the amount paid to the Company upon such exercise, increased by an amount equal to the interest that would have accrued in the period between the date of exercise of the Option and the date of such repurchase upon a debt in the amount of the exercise price, at the prime rate(s) announced from time to time during such period in the Federal Reserve Statistical Release Selected Interest Rates. The decision of the Board as to the cause of a Participant's or Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Board, however, shall affect in any manner the finality of the discharge of a Participant or Optionee by the Company or a Subsidiary.

15.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

    (a) If the outstanding shares of Common Stock are hereafter changed for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the Committee in the number and kind of shares or other securities, and in the Option Price, covered by outstanding Options, and for which Options may be granted under the Plan; provided, however, that no adjustment shall be made that would constitute a modification as defined in Section 424 of the Code. Any such adjustment made by the Committee shall be conclusive and binding upon all affected persons, including the Company and all Participants and Optionees.

    (b) If while unexercised Options remain outstanding under the Plan the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above), and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated company.

    (c) Except as otherwise provided in (a) or (b) above, if while unexercised Options remain outstanding under the Plan the Company merges or consolidates with one or more corporations (whether or not the Company is the surviving corporation), or is liquidated or sells or otherwise disposes of substantially all of its assets to another entity, then the Committee, in its discretion, shall provide that either:

         (i) after the effective date of such merger, consolidation, liquidation or sale, as the case may be, each Optionee shall be entitled, upon exercise of an Option to receive in lieu of shares of Common Stock the number and class of shares of such stock or other securities to which he would have been entitled pursuant to the terms of the merger, consolidation, liquidation or sale if he had been the holder of record of the number of shares of Common Stock as to which the Option is being exercised immediately prior to such merger consolidation, liquidation or sale; or

         (ii) all outstanding Options shall be exercised as of the day preceding the effective date of any such merger, consolidation, liquidation or sale, which day shall be the Exercise Date for purposes of the Offering; provided, however, that each Optionee shall be notified of the right to withdraw from the Offering in accordance with the requirements of Section 10.

    (d) Except as expressly provided to the contrary in this Section 15, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Options.

16.  DISPOSITION OF ACCOUNT AT DEATH

     In the event that a Participant dies after the Exercise Date but before the delivery of the stock certificates, such certificates when issued together with any cash remaining in the Participant's account shall be transferred to the Participant's estate. In the event that a Participant dies prior to the Exercise Date, a payment shall be made to the Participant's estate of an amount in cash equal to the accumulated payroll deductions credited to the Participant's account under the Plan; provided, however, that the executor, administrator or personal representative of the estate of the Participant may by notice to the Committee in the form and manner prescribed by the Committee request that the balance of the Participant's account shall be used to exercise on the Exercise Date the outstanding Option granted prior to the Participant's death. Any such election by the executor, administrator or personal representative shall be made not later than the Exercise Date. The Company shall transfer such shares and any cash remaining in the Participant's account to the executor, administrator or personal representative of the estate of the Participant.

17.  MISCELLANEOUS

     (a) Accumulated payroll deductions and the proceeds from the sale of shares pursuant to the exercise of Options shall constitute general funds of the Company.

     (b) To the extent required by law, the Company or a Subsidiary shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an Optionee by reason of the exercise of an Option. An Optionee shall agree that if the amount payable to him by the Company and any Subsidiary in the ordinary course is insufficient to pay such taxes, then he shall upon request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

(c) All notices or other communications by a Participant or Optionee to the Company pursuant to the Plan shall be deemed to have been given when received in the form specified by the Company at the location or by the person designated by the Company for the receipt thereof.

(d) Neither the Plan nor the grant of an Option pursuant to the Plan shall impose upon the Company or a Subsidiary any obligation to employ or continue to employ any Participant, and the right of the Company or a Subsidiary to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him.

(e) The title of the sections of the Plan are included for convenience only and shall not be construed as modifying or affecting their provisions. The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

(f) The Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to the principles of conflicts of law.

18.  AMENDMENT OR TERMINATION OF PLAN

     The Board may at any time terminate or from time to time amend, modify or suspend this Plan (or any part thereof); provided, however, that without approval by holders of a majority of the outstanding shares of common stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting (or written consents in lieu thereof) of the shareholders of the Company there shall be no: (a) change in the number of shares of Common Stock that may be issued under the Plan, except by operation of the provisions of Section 15; (b) change in the class of persons eligible to participate in the Plan; or (c) other change in the Plan that requires stockholder approval under applicable law. Notwithstanding the preceding sentence, the Board shall in all events have the power to make such changes in the Plan and the Committee shall in all events have the power to make such changes in the regulations and administrative provisions under the Plan or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable the Plan to qualify as an employee stock purchase plan as defined in Section 423 of the Code, so as to enable any Option to receive preferential federal income tax treatment. No amendment shall materially affect outstanding Options without the consent of the Optionee and the termination of the Plan will not terminate Options then outstanding, without the consent of the Optionee.

     Notwithstanding the foregoing, at such time after the Company is not required to file periodic reports under the Exchange Act, at its option, the Company may terminate the Plan and, upon the termination, outstanding Options shall be cancelled and each Participant shall receive in cash an amount equal to the accumulated payroll deductions without interest credited to the Participant's account under the Plan immediately prior to termination.

19.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall be effective as of July 1, 2000, subject only to ratification by the holders of a majority of the outstanding shares of common stock present, or represented, and entitled to vote thereon (voting as a single class) at a duly held meeting (or written consents in lieu thereof) of the shareholders of the Company within 12 months before or after such date. Unless the Plan shall have terminated earlier, the Plan shall terminate on the business date as of which there are no longer any shares available pursuant to Section 4 to be offered and no Option shall be granted pursuant to the Plan after that date.

                                                                         ANNEX B







================================================================================

                              ATC TELEPORTS, INC.

                             1999 Stock Option Plan

================================================================================

                               Table of Contents
                               -----------------
                                                                            Page
                                                                            ----
 1.  PURPOSE................................................................   1

 2.  ADMINISTRATION OF THE PLAN.............................................   1

 3.  OPTION SHARES..........................................................   2

 4.  AUTHORITY TO GRANT OPTIONS.............................................   2

 5.  WRITTEN AGREEMENT......................................................   2

 6.  ELIGIBILITY............................................................   2

 7.  OPTION PRICE...........................................................   3

 8.  DURATION OF OPTIONS....................................................   3

 9.  VESTING PROVISIONS.....................................................   3

10.  EXERCISE OF OPTIONS....................................................   4

11.  TRANSFERABILITY OF OPTIONS.............................................   5

12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE
     COMPANY................................................................   5

13.  REQUIREMENTS OF LAW....................................................   6

14.  NO RIGHTS AS STOCKHOLDER...............................................   6

15.  EMPLOYMENT OBLIGATION..................................................   6

16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE........................   7

17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.............................   7

18.  AMENDMENT OR TERMINATION OF PLAN.......................................   8

19.  CERTAIN RIGHTS OF THE COMPANY..........................................   9

20.  GOVERNING LAW..........................................................  10

21.  EFFECTIVE DATE AND DURATION OF THE PLAN................................  10

                              ATC TELEPORTS, INC.

                             1999 STOCK OPTION PLAN

     1. PURPOSE

     The purpose of this 1999 Stock Option Plan (the "Plan") is to encourage directors, officers and employees of and consultants and other persons providing services to ATC Teleports, Inc. (the "Company") and its Affiliates (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ISO"), or Options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Affiliate" as used in the Plan means a corporation or other business organization which owns in the Company, or in which the Company or any such corporation or other business entity owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

     2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors (the "Board"). The Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options granted shall be ISOs or NQOs, the terms of the options or other rights, and the number of shares that may be granted under options. The Committee shall report to the Board the names of individuals to whom stock or options or other rights are to be granted, the number of shares covered, and the terms and conditions of each grant. The determinations described in this Section 2 may be made by the Committee or by the Board, as the Board shall direct in its sole and absolute discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of Options, shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 as ISOs to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder. If, however, the Committee is not comprised of two or more "outside directors," then, although the Committee may still administer the Plan, the Compensation Committee of the Board of Directors of American Tower Corporation, so long as it is the parent of the Company, or such other committee that makes grants pursuant to the parent's stock option or similar plan, shall make grants of options or other rights under the Plan (if the Compensation Committee or such committee consists of two or more members who are "outside directors").

     With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

     3. OPTION SHARES

     The stock subject to Options under the Plan shall be shares of Common Stock, par value $.01 per share (the "Stock"). The total amount of the Stock with respect to which Options may be granted (the "Option Pool"), shall not exceed in the aggregate 1,000,000 shares; provided, however, such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. If an outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan. The maximum number of shares of Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 500,000 shares, subject to adjustment in accordance with the provisions of Section 17.

     4. AUTHORITY TO GRANT OPTIONS

     The Committee may determine, from time to time, which employees of the Company or any Affiliate or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such employees (other than employees of an Affiliate which is not a corporation) as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

     5. WRITTEN AGREEMENT

     Each Option granted hereunder shall be embodied in an option agreement (the "Option Agreement") substantially in the form of Exhibit 1, which shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, Chief Financial Officer, the General Counsel or the Corporate Controller of the Company for and in the name and on behalf of the Company. An Option Agreement may contain such restrictions on exercisability and such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

     6. ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be employees (including officers who may be members of the Board), directors who are not employees and other individuals, whether or not employees, who render services of special importance to the management, operation or development of the Company or an Affiliate, and who have contributed or may be expected to contribute to the success of the Company or an Affiliate. An employee, director or other person to whom an Option has been granted pursuant to an Option Agreement is hereinafter referred to as an "Optionee."

     7. OPTION PRICE

     The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an ISO, except as set forth in the following sentence, one hundred percent (100%) of the fair market value of the Stock on the date the ISO is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the price at which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein, shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the Stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee (which shall be entitled to take into account that the Stock may be illiquid, may be subject to restrictions on transfer or may constitute a minority interest in the Company); provided, however, that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

     8. DURATION OF OPTIONS

     The duration of any Option shall be specified by the Committee in the Option Agreement, but no Option shall be exercisable after the expiration of ten
(10) years from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted.
The Committee, in its sole and absolute discretion, may extend any Option theretofore granted.

     9. VESTING PROVISIONS

     Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement. The Committee may, in its sole and absolute discretion, accelerate Options, in whole or in part, on such terms and conditions as the Committee may, in its sole and absolute discretion, determine.

     10. EXERCISE OF OPTIONS

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, if the Option Agreement so specifies, and subject to such rules as may be established by the Committee, payment of the option price may be made through a so-called "cashless exercise" procedure, under which the Optionee shall deliver irrevocable instructions to a broker to sell shares of Stock acquired upon exercise of the Option and to remit promptly to the Company a sufficient portion of the sale proceeds to pay the option price and any tax withholding resulting from such exercise.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion,
(i) may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock and (ii) may accept, in lieu of actual delivery of stock certificates, an attestation by the Optionee substantially in the form attached herewith as Exhibit C or such other form as may be deemed acceptable by the Committee that he or she owns of record the shares to be tendered free and clear of all liens, claims and encumbrances of every kind.

     Alternatively, if the Option Agreement so specifies, payment of the option price may be made in part by a full recourse promissory note executed by the Optionee and containing the following terms and conditions (and such others as the Committee shall, in its sole and absolute discretion, determine from time to time): (a) it shall be collaterally secured by the shares of Stock obtained upon exercise of the Option; (b) repayment shall be made on demand by the Company and, in any event, no later than three (3) years from the date of exercise; and (c) the note shall bear interest at a rate as determined by the Committee, payable monthly out of a payroll deduction provision; provided, however, that notwithstanding the foregoing (i) an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section, and (ii) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, Delaware corporate law or applicable margin lending rules. The decision as to whether to permit partial payment by a promissory note for shares of Stock to be issued upon exercise of any Option granted shall rest entirely in the sole and absolute discretion of the Committee.

     As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised (less a number of shares equal to the number of shares as to which ownership was attested under the procedure described in clause (ii) of the next preceding paragraph).

     11. TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Committee may, subject to such conditions as it shall, in its sole and absolute discretion, determine, specify in an Option Agreement that pertains to an NQO that the Optionee may transfer such NQO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) an Affiliate shall be considered employment by or involvement with the Company. Except as otherwise set forth in the Option Agreement, after the Optionee's termination of employment with the Company other than by reason of death or disability, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right to exercise the Option to the extent to which the Optionee was entitled to exercise the Option. The Committee may, subject to such conditions as it shall, in its sole and absolute discretion, determine, specify in an Option Agreement that, in the event that such termination is a result of disability, the Optionee shall have the right to exercise the Option pursuant to its terms as if such Optionee continued as an employee; provided, however, that any such Option that is an ISO shall, in order to preserve its status as such, be required to be exercised with twelve (12) months of such termination.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

     For Optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the Optionee's involvement with the Company as may be set forth in the Option Agreement.

     13. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

     Legend on Certificates.  The Committee may cause any certificate
     ----------------------
representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

     14. NO RIGHTS AS STOCKHOLDER

     No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15. EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Affiliate to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

     16. FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that

          (a) the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or an Affiliate, which damaged the Company or an Affiliate, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or an Affiliate or of a third party who has entrusted such information to the Company or an Affiliate, or

          (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee, or the material breach by the Optionee of any rules of conduct, policies or regulations of the Company or any Affiliate, then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or an Affiliate shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or an Affiliate.

     17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

     If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then (a) each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such option immediately prior to the Applicable Event; (b) the Board may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed pursuant to Section 9 so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Board, in its sole and absolute discretion, shall be exercisable in full or in part; (c) the Board may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; (d) the Board may, in its sole discretion, convert some or all Options into options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Board may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, notice of any such cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such Applicable Event, and provided further, however, that the Board may, in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     18. AMENDMENT OR TERMINATION OF PLAN

     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan either to any one person or in the aggregate; or change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

     19. CERTAIN RIGHTS OF THE COMPANY

     Voluntary or Involuntary Transfers of Stock.  Except as may be set forth in
     -------------------------------------------
any applicable Optionee/Stockholder Agreement, shares of Stock acquired by an Optionee pursuant to the exercise of an Option or Options granted under the Plan shall not be voluntarily transferred by the Optionee without the prior written consent of the Committee, which consent may be withheld or conditioned as the Committee, in its sole and absolute discretion, determine. If such shares of Stock are subject to an involuntary transfer, including by reason of death, a divorce settlement or judicial proceeding, the Company shall have the assignable right to repurchase all or any such shares (including any shares of other securities of the Company derived therefrom) at a price equal to the Repurchase Price at the time of the involuntary transfer event. The Company may exercise its repurchase right no earlier than one hundred eighty (180) days after the exercise of the Option (or one or more such exercises) and no later than three hundred and sixty-five (365) days following the later of (a) the date of such involuntary transfer of such shares of Stock, and (b) the Committee's receipt of written notice of the occurrence of such transfer event. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the foregoing restrictions.

     Termination of Employment or Involvement.  If the Optionee's employment by
     ----------------------------------------
or involvement with the Company (including, for this purpose, any Affiliate) shall terminate for any reason other than the Optionee's death or a Justifiable Termination (as defined below) or Optionee's retirement for reasons of age or disability in accordance with the then policy of the Company, the Company shall have the right to repurchase all or any of such shares of Stock (or other shares or securities derived therefrom) at a price equal to the Repurchase Price at the time of such repurchase. In addition, if at the time of such termination an Optionee holds an Option granted under the Plan which is by its terms exercisable after such termination, the Company shall have the assignable right to repurchase all or any part of the shares of Stock acquired pursuant to the exercise of such Option, at the Repurchase Price at the time of such repurchase. In the case of a termination on account of any circumstance listed in Section 16(a) or (b) (a "Justifiable Termination"), the Company shall have the right to repurchase all or any of such shares of Stock at the lesser of (i) the exercise price per share or (ii) the Repurchase Price at the time of such repurchase. If the option price for any repurchased shares has been paid by the Optionee's promissory note pursuant to Section 10, then the repurchase price for such shares of Stock shall be first applied to the repayment of the outstanding amount, if any, due under such note in respect of the repurchased shares, and
any accrued but unpaid interest thereon.   The Company's right to repurchase
shares of Stock (or other shares or securities) may be exercised at any time no later than three hundred and sixty-five (365) days following the date of the Optionee's termination of employment or involvement. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the foregoing restrictions.

     Repurchase Price.  As used herein the term "Repurchase Price" shall mean
     ----------------
the fair market value of a share of Stock (or other shares or securities) as determined in accordance with the provisions of Section 7, except that in making its determination of fair market value of a share of Stock the Committee shall be entitled to take into account that the shares of Stock (or other shares and securities) may be illiquid, may be subject to restrictions on transfer or may constitute a minority interest in the Company.

     Stockholder Agreement.  Unless the Committee shall, in its sole and
     ---------------------
absolute discretion otherwise determine, it shall be a condition of each Optionee receiving any shares of Stock upon any exercise of an Option that he or she shall enter into the Optionee/Stockholder Agreement, a copy of which has heretofore been delivered to the Optionee.

     Other Provisions.  The Committee may, in its sole and absolute discretion,
     ----------------
require a key employee, as a condition to receiving any option, to enter into a noncompetition agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

     20. GOVERNING LAW

     The Plan shall be governed by and construed and enforced in accordance with the applicable laws of the United States of America and the law (other than the law governing conflict of law questions) of The Commonwealth of Massachusetts except to the extent the laws of any other jurisdiction are mandatorily applicable.

     21. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on November 10, 1999. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth
(10th) anniversary of its effective date.

                                                                         ANNEX C






================================================================================

                          KLINE IRON & STEEL CO., INC.

                             2000 Stock Option Plan

================================================================================

                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----

1.   PURPOSE................................................................   1

2.   ADMINISTRATION OF THE PLAN.............................................   1

3.   OPTION SHARES..........................................................   2

4.   AUTHORITY TO GRANT OPTIONS.............................................   2

5.   WRITTEN AGREEMENT......................................................   2

6.   ELIGIBILITY............................................................   2

7.   OPTION PRICE...........................................................   3

8.   DURATION OF OPTIONS....................................................   3

9.   VESTING PROVISIONS.....................................................   3

10.  EXERCISE OF OPTIONS....................................................   3

11.  TRANSFERABILITY OF OPTIONS.............................................   5

12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY..   5

13.  REQUIREMENTS OF LAW....................................................   6

14.  NO RIGHTS AS STOCKHOLDER...............................................   6

15.  EMPLOYMENT OBLIGATION..................................................   6

16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE........................   6

17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.............................   7

18.  AMENDMENT OR TERMINATION OF PLAN.......................................   8

19.  CERTAIN RIGHTS OF THE COMPANY..........................................   8

20.  GOVERNING LAW..........................................................   9

21.  EFFECTIVE DATE AND DURATION OF THE PLAN................................  10

                          KLINE IRON & STEEL CO., INC.

                             2000 STOCK OPTION PLAN

     1. PURPOSE

     The purpose of this 2000 Stock Option Plan (the "Plan") is to encourage directors, officers and employees of and consultants and other persons providing services to Kline Iron & Steel Co., Inc. (the "Company") and its Affiliates (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) (an "ISO"), or Options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Affiliate" as used in the Plan means a corporation or other business organization which owns in the Company, or in which the Company or any such corporation or other business entity owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

     2. ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors (the "Board"). The Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options granted shall be ISOs or NQOs, the terms of the options or other rights, and the number of shares that may be granted under options. The Committee shall report to the Board the names of individuals to whom stock or options or other rights are to be granted, the number of shares covered, and the terms and conditions of each grant. The determinations described in this Section 2 may be made by the Committee or by the Board, as the Board shall direct in its sole and absolute discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of Options, shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 as ISOs to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder. If, however, the Committee is not comprised of two or more "outside directors," then, although the Committee may still administer the Plan, the Compensation Committee of the Board of Directors of American Tower Corporation, so long as it is the parent of the Company, or such other committee that makes grants pursuant to the parent's stock option or similar plan, shall make grants of options or other rights under the Plan (if the Compensation Committee or such committee consists of two or more members who are "outside directors").

     With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

     3. OPTION SHARES

     The stock subject to Options under the Plan shall be shares of Common Stock, par value $.01 per share (the "Stock"). The total amount of the Stock with respect to which Options may be granted (the "Option Pool"), shall not exceed in the aggregate 500,000 shares; provided, however, such aggregate number of shares shall be subject to adjustment in accordance with the provisions of
Section 17. If an outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan. The maximum number of shares of Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 100,000 shares, subject to adjustment in accordance with the provisions of Section 17.

     4. AUTHORITY TO GRANT OPTIONS

     The Committee may determine, from time to time, which employees of the Company or any Affiliate or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such employees (other than employees of an Affiliate which is not a corporation) as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

     5. WRITTEN AGREEMENT

     Each Option granted hereunder shall be embodied in an option agreement (the "Option Agreement") substantially in the form of Exhibit 1, which shall be signed by the Optionee and by the Chief Executive Officer, the Chief Operating Officer, Chief Financial Officer, the General Counsel or the Corporate Controller of the Company for and in the name and on behalf of the Company. An Option Agreement may contain such restrictions on exercisability and such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

     6. ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be employees (including officers who may be members of the Board), directors who are not employees and other individuals, whether or not employees, who render services of special importance to the management, operation or development of the Company or an Affiliate, and who have contributed or may be expected to contribute to the success of the Company or an Affiliate. An employee, director or other person to whom an Option has been granted pursuant to an Option Agreement is hereinafter referred to as an "Optionee."

     7. OPTION PRICE

     The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an ISO, except as set forth in the following sentence, one hundred percent (100%) of the fair market value of the Stock on the date the ISO is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the price at which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein, shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the Stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee (which shall be entitled to take into account that the Stock may be illiquid, may be subject to restrictions on transfer or may constitute a minority interest in the Company); provided, however, that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

     8. DURATION OF OPTIONS

     The duration of any Option shall be specified by the Committee in the Option Agreement, but no Option shall be exercisable after the expiration of ten
(10) years from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted.
The Committee, in its sole and absolute discretion, may extend any Option theretofore granted.

     9. VESTING PROVISIONS

     Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement. The Committee may, in its sole and absolute discretion, accelerate Options, in whole or in part, on such terms and conditions as the Committee may, in its sole and absolute discretion, determine.

     10. EXERCISE OF OPTIONS

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, if the Option Agreement so specifies, and subject to such rules as may be established by the Committee, payment of the option price may be made through a so-called "cashless exercise" procedure, under which the Optionee shall deliver irrevocable instructions to a broker to sell shares of Stock acquired upon exercise of the Option and to remit promptly to the Company a sufficient portion of the sale proceeds to pay the option price and any tax withholding resulting from such exercise.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion,
(i) may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock and (ii) may accept, in lieu of actual delivery of stock certificates, an attestation by the Optionee substantially in the form attached herewith as Exhibit C or such other form as may be deemed acceptable by the Committee that he or she owns of record the shares to be tendered free and clear of all liens, claims and encumbrances of every kind.

     Alternatively, if the Option Agreement so specifies, payment of the option price may be made in part by a full recourse promissory note executed by the Optionee and containing the following terms and conditions (and such others as the Committee shall, in its sole and absolute discretion, determine from time to time): (a) it shall be collaterally secured by the shares of Stock obtained upon exercise of the Option; (b) repayment shall be made on demand by the Company and, in any event, no later than three (3) years from the date of exercise; and (c) the note shall bear interest at a rate as determined by the Committee, payable monthly out of a payroll deduction provision; provided, however, that notwithstanding the foregoing (i) an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section, and (ii) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, Delaware corporate law or applicable margin lending rules. The decision as to whether to permit partial payment by a promissory note for shares of Stock to be issued upon exercise of any Option granted shall rest entirely in the sole and absolute discretion of the Committee.

     As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised (less a number of shares equal to the number of shares as to which ownership was attested under the procedure described in clause (ii) of the next preceding paragraph).

     11. TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Committee may, subject to such conditions as it shall, in its sole and absolute discretion, determine, specify in an Option Agreement that pertains to an NQO that the Optionee may transfer such NQO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     12. TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) an Affiliate shall be considered employment by or involvement with the Company. Except as otherwise set forth in the Option Agreement, after the Optionee's termination of employment with the Company other than by reason of death or disability, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right to exercise the Option to the extent to which the Optionee was entitled to exercise the Option. The Committee may, subject to such conditions as it shall, in its sole and absolute discretion, determine, specify in an Option Agreement that, in the event that such termination is a result of disability, the Optionee shall have the right to exercise the Option pursuant to its terms as if such Optionee continued as an employee; provided, however, that any such Option that is an ISO shall, in order to preserve its status as such, be required to be exercised with twelve (12) months of such termination.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

     For Optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the Optionee's involvement with the Company as may be set forth in the Option Agreement.

     13. REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

     Legend on Certificates.  The Committee may cause any certificate
     ----------------------
representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

     14. NO RIGHTS AS STOCKHOLDER

     No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15. EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company or any Affiliate any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Affiliate to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

     16. FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that

          (a) the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or an Affiliate, which damaged the Company or an Affiliate, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or an Affiliate or of a third party who has entrusted such information to the Company or an Affiliate, or

          (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee, or the material breach by the Optionee of any rules of conduct, policies or regulations of the Company or any Affiliate, then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or an Affiliate shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or an Affiliate.

     17. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

     If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then (a) each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such option immediately prior to the Applicable Event; (b) the Board may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed pursuant to Section 9 so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Board, in its sole and absolute discretion, shall be exercisable in full or in part; (c) the Board may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; (d) the Board may, in its sole discretion, convert some or all Options into options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Board may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, notice of any such cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such Applicable Event, and provided further, however, that the Board may, in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     18. AMENDMENT OR TERMINATION OF PLAN

     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan either to any one person or in the aggregate, or change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

     19. CERTAIN RIGHTS OF THE COMPANY

     Voluntary or Involuntary Transfers of Stock.  Except as may be set forth in
     -------------------------------------------
any applicable Optionee/Stockholder Agreement, shares of Stock acquired by an Optionee pursuant to the exercise of an Option or Options granted under the Plan shall not be voluntarily transferred by the Optionee without the prior written consent of the Committee, which consent may be withheld or conditioned as the Committee, in its sole and absolute discretion, determine. If such shares of Stock are subject to an involuntary transfer, including by reason of death, a divorce settlement or judicial proceeding, the Company shall have the assignable right to repurchase all or any such shares (including any shares of other securities of the Company derived therefrom) at a price equal to the Repurchase Price at the time of the involuntary transfer event. The Company may exercise its repurchase right no earlier than one hundred eighty (180) days after the exercise of the Option (or one or more such exercises) and no later than three hundred and sixty-five (365) days following the later of (a) the date of such involuntary transfer of such shares of Stock, and (b) the Committee's receipt of written notice of the occurrence of such transfer event. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the foregoing restrictions.

     Termination of Employment or Involvement.  If the Optionee's employment by
     ----------------------------------------
or involvement with the Company (including, for this purpose, any Affiliate) shall terminate for any reason other than the Optionee's death or a Justifiable Termination (as defined below) or Optionee's retirement for reasons of age or disability in accordance with the then policy of the Company, the Company shall have the right to repurchase all or any of such shares of Stock (or other shares or securities derived therefrom) at a price equal to the Repurchase Price at the time of such repurchase. In addition, if at the time of such termination an Optionee holds an Option granted under the Plan which is by its terms exercisable after such termination, the Company shall have the assignable right to repurchase all or any part of the shares of Stock acquired pursuant to the exercise of such Option, at the Repurchase Price. In the case of a termination on account of any circumstance listed in Section 16(a) or (b) (a "Justifiable Termination"), the Company shall have the right to repurchase all or any of such shares of Stock at the lesser of (i) the exercise price per share or (ii) the Repurchase Price at the time of such repurchase. If the option price for any repurchased shares has been paid by the Optionee's promissory note pursuant to
Section 10, then the repurchase price for such shares of Stock shall be first applied to the repayment of the outstanding amount, if any, due under such note in respect of the repurchased shares, and any accrued but unpaid interest
thereon.   The Company's right to repurchase shares of Stock (or other shares or securities) may be exercised at any time no later than three hundred and sixty-five (365) days following the date of the Optionee's termination of employment or involvement. Any such shares of Stock (or other shares or securities) as to which the Company does not exercise its repurchase rights within such period shall thereafter be free of the foregoing restrictions.

     Repurchase Price.  As used herein the term "Repurchase Price" shall mean
     ----------------
the fair market value of a share of Stock (or other shares or securities) as determined in accordance with the provisions of Section 7, except that in making its determination of fair market value of a share of Stock the Committee shall be entitled to take into account that the shares of Stock (or other shares and securities) may be illiquid, may be subject to restrictions on transfer or may constitute a minority interest in the Company.

     Stockholder Agreement.  Unless the Committee shall, in its sole and
     ---------------------
absolute discretion otherwise determine, it shall be a condition of each Optionee receiving any shares of Stock upon any exercise of an Option that he or she shall enter into the Optionee/Stockholder Agreement, a copy of which has heretofore been delivered to the Optionee.

     Other Provisions.  The Committee may, in its sole and absolute discretion,
     ----------------
require a key employee, as a condition to receiving any option, to enter into a noncompetition agreement in such form as the Committee may, from time to time in its sole and absolute discretion, determine.

     20. GOVERNING LAW

     The Plan shall be governed by and construed and enforced in accordance with the applicable laws of the United States of America and the law (other than the law governing conflict of law questions) of The Commonwealth of Massachusetts except to the extent the laws of any other jurisdiction are mandatorily applicable.

     21. EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on March 28, 2000. Unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

                                                                         Annex D




================================================================================


                      AMERICAN TOWER SYSTEMS CORPORATION

                            1997 Stock Option Plan
                   As Amended and Restated on April 27, 1998


================================================================================

                      AMERICAN TOWER SYSTEMS CORPORATION
                            1997 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.  PURPOSE................................................................    1
2.  ADMINISTRATION OF THE PLAN.............................................    1
3.  OPTION SHARES..........................................................    2
4.  AUTHORITY TO GRANT OPTIONS.............................................    2
5.  WRITTEN AGREEMENT......................................................    2
6.  ELIGIBILITY............................................................    3
7.  OPTION PRICE...........................................................    3
8.  DURATION OF OPTIONS....................................................    4
9.  VESTING PROVISIONS.....................................................    4
10.  EXERCISE OF OPTIONS...................................................    4
11.  TRANSFERABILITY OF OPTIONS............................................    5
12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE
         WITH THE COMPANY..................................................    6
13.  REQUIREMENTS OF LAW...................................................    6
14.  NO RIGHTS AS STOCKHOLDER..............................................    7
15.  EMPLOYMENT OBLIGATION.................................................    7
16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE.......................    7
17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE............................    8
18.  AMENDMENT OR TERMINATION OF PLAN......................................    9
19.  EFFECTIVE DATE AND DURATION OF THE PLAN...............................   10

                      AMERICAN TOWER SYSTEMS CORPORATION

                            1997 STOCK OPTION PLAN

     1.   PURPOSE

     The purpose of this 1997 Stock Option Plan (the "Plan") is to encourage directors, consultants and employees of American Tower Systems Corporation (the "Company") and its Subsidiaries (as hereinafter defined) to continue their association with the Company and its Subsidiaries, by providing opportunities for such persons to participate in the ownership of the Company and in its future growth through the granting of stock options (the "Options") which may be options designed to qualify as incentive stock options (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (an "ISO"), or options not intended to qualify for any special tax treatment under the Code (a "NQO"). The term "Subsidiary" as used in the Plan means a corporation or other business organization of which the Company owns, directly or indirectly through an unbroken chain of ownership, fifty percent (50%) or more of the total combined voting power of all classes of stock.

     2.   ADMINISTRATION OF THE PLAN

     The Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors (the "Board"). The Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options granted shall be incentive stock options ("ISOs") or nonqualified stock options ("NSOs"), the terms of the options or other rights, and the number of shares that may be granted under options. The Committee shall report to the Board the names of individuals to whom stock or options or other rights are to be granted, the number of shares covered, and the terms and conditions of each grant. The determinations described in this Section 2 may be made by the Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

     The Committee shall select one of its members as Chairman and shall hold meetings at such times and places as it may determine. A majority of the Committee shall constitute a quorum, and acts of the Committee at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to adopt, amend, and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. All questions of interpretation and application of such rules and regulations, of the Plan and of options granted thereunder (the "Options"), shall be subject to the determination of the Committee, which shall be final and binding. The Plan shall be administered in such a manner as to permit those Options granted hereunder and specially designated under Section 5 hereof as an ISO to qualify as incentive stock options as described in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     For so long as Section 16 of the Securities Exchange Act of 1934, as amended from time to time (the "Exchange Act"), is applicable to the Company, each member of the Committee shall be a "non-employee director" or the equivalent within the meaning of Rule 16b-3 under the Exchange Act, and, for so long as Section 162(m) of the Code is applicable to the Company, an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

     With respect to persons subject to Section 16 of the Exchange Act ("Insiders"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed to be modified so as to be in compliance with such Rule, or, if such modification is not possible, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Committee.

     3.   OPTION SHARES

     The stock subject to Options under the Plan shall be shares of Class A and Class B Common Stock, par value $.01 per share (the "Stock"), provided, however,
                                                              --------  -------
that after the consummation of the ATC Merger as defined in the Agreement and Plan of Merger by and between the Company and American Tower Corporation, dated December 12, 1997, as may be amended, any Options granted shall be for shares of Class A. The total amount of the Stock with respect to which Options may be granted (the "Option Pool"), shall not exceed in the aggregate 24,000,000/1/ shares; provided, however, such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Section 17. In the event that any outstanding Option shall expire for any reason or shall terminate by reason of the death or severance of employment of the Optionee, the surrender of any such Option, or any other cause, the shares of Stock allocable to the unexercised portion of such Option may again be subject to an option under the Plan. The maximum number of shares of Stock subject to Options that may be granted to any Optionee in the aggregate in any calendar year shall not exceed 5,000,000 shares.

     4.   AUTHORITY TO GRANT OPTIONS

     The Committee may determine, from time to time, which employees of the Company or any Subsidiary or other persons shall be granted Options under the Plan, the terms of the Options (including without limitation whether an Option shall be an ISO or a NQO) and the number of shares which may be purchased under the Option or Options. Without limiting the generality of the foregoing, the Committee may from time to time grant: (a) to such employees (other than employees of a Subsidiary which is not a corporation) as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options will to the extent so designated at the time of grant constitute an ISO; and (b) to such eligible directors, employees or other persons as it shall determine an Option or Options to buy a stated number of shares of Stock under the terms and conditions of the Plan which Option or Options shall constitute a NQO. Subject only to any applicable limitations set forth elsewhere in the Plan, the number of shares of Stock to be covered by any Option shall be as determined by the Committee.

     5.   WRITTEN AGREEMENT

_______________________
     /1/ The increase of authorized shares under the Plan was approved by the Board of Directors on March 9, 2000 and is subject to shareholder approval at the Annual Meeting to be held on May 18, 2000.

     Each Option granted hereunder shall be embodied in an option agreement (the "Option Agreement") substantially in the form of Exhibit 1, which shall be signed by the Optionee and by the Chief Executive Officer, Chief Financial Officer or the Corporate Controller of the Company for and in the name and on behalf of the Company. An Option Agreement may contain such restrictions on exercisability and such other provisions not inconsistent with the Plan as the Committee in its sole and absolute discretion shall approve.

     6.   ELIGIBILITY

     The individuals who shall be eligible for grant of Options under the Plan shall be employees (including officers who may be members of the Board), directors who are not employees and other individuals, whether or not employees, who render services of special importance to the management, operation, or development of the Company or a Subsidiary, and who have contributed or may be expected to contribute materially to the success of the Company or a Subsidiary. An employee, director or other person to whom an Option has been granted pursuant to an Option Agreement is hereinafter referred to as an "Optionee."

     7.   OPTION PRICE

     The price at which shares of Stock may be purchased pursuant to an Option shall be specified by the Committee at the time the Option is granted, but shall in no event be less than the par value of such shares and, in the case of an ISO, except as set forth in the following sentence, one hundred percent (100%) of the fair market value of the Stock on the date the ISO is granted. In the case of an employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the price which shares of Stock may be so purchased pursuant to an ISO shall be not less than one hundred and ten percent (110%) of the fair value of the Stock on the date the ISO is granted.

     For purposes of the Plan, the "fair market value" of a share of Stock on any date specified herein, shall mean (a) the last reported sales price, regular way, or, in the event that no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case (i) as reported on the New York Stock Exchange Composite Tape, or (ii) if the Stock is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or (iii) if not then listed or admitted to trading on any national securities exchange, on the NASDAQ National Market System; or (b) if the Stock is not quoted on such National Market System, (i) the average of the closing bid and asked prices on each such day in the over-the-counter market as reported by NASDAQ, or (ii) if bid and asked prices for such security on each such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Committee; or (c) if the Stock is not then listed or admitted to trading on any national exchange or quoted in the over-the-counter market, the fair value thereof determined in good faith by the Committee as of a date which is within thirty (30) days of the date with respect to which the determination is to be made; provided, however, that any method of determining fair market value employed by the Committee with respect to an ISO shall be consistent with any applicable laws or regulations pertaining to "incentive stock options."

     8.   DURATION OF OPTIONS

     The duration of any Option shall be specified by the Committee in the Option Agreement, but no ISO shall be exercisable after the expiration of ten
(10) years, and no NQO shall be exercisable after the expiration of ten (10) years and one (1) day, from the date such Option is granted. In the case of any employee who owns (or is considered under Section 424(d) of the Code as owning) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, no ISO shall be exercisable after the expiration of five (5) years from the date such Option is granted. The Committee, in its sole and absolute discretion, may extend any Option theretofore granted subject to the aforesaid limits and may provide that an Option shall be exercisable during its entire duration or during any lesser period of time.

     9.   VESTING PROVISIONS

     Each Option may be exercised so long as it is valid and outstanding from time to time, in part or as a whole, in such manner and subject to such conditions as the Committee, in its sole and absolute discretion, may provide in the Option Agreement.

     10.  EXERCISE OF OPTIONS

     Options shall be exercised by the delivery of written notice to the Company setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by payment of the option price of such shares, which payment shall be made, subject to the alternative provisions of this Section, in cash or by such cash equivalents, payable to the order of the Company in an amount in United States dollars equal to the option price of such shares, as the Committee in its sole and absolute discretion shall consider acceptable. Such notice shall be delivered in person to the Secretary of the Company or shall be sent by registered mail, return receipt requested, to the Secretary of the Company, in which case delivery shall be deemed made on the date such notice is deposited in the mail.

     Alternatively, if the Option Agreement so specifies, and subject to such rules as may be established by the Committee, payment of the option price may be made through a so-called "cashless exercise" procedure, under which the Optionee shall deliver irrevocable instructions to a broker to sell shares of Stock acquired upon exercise of the Option and to remit promptly to the Company a sufficient portion of the sale proceeds to pay the option price and any tax withholding resulting from such exercise.

     Alternatively, payment of the option price may be made, in whole or in part, in shares of Stock owned by the Optionee; provided, however, that the Optionee may not make payment in shares of Stock that he acquired upon the earlier exercise of any ISO (or other "incentive stock option"), unless and until he has held the shares until at least two (2) years after the date the ISO (or such other incentive stock option) was granted and at least one (1) year after the date the ISO (or such other option) was exercised. If payment is made in whole or in part in shares of Stock, then the Optionee shall deliver to the Company in payment of the option price of the shares with respect of which such Option is exercised (a) certificates registered in the name of such Optionee representing a number of shares of Stock legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind, and having a fair market value on the date of delivery of such notice equal to the option price of the shares of Stock with respect to which such Option is to be exercised, such certificates to be accompanied by stock powers duly endorsed in blank by the record holder of the shares of Stock represented by such certificates; and (b) if the option price of the shares with respect to which such Option is to be exercised exceeds such fair market value, cash or such cash equivalents payable to the order to the Company, in an amount in United States dollars equal to the amount of such excess, as the Committee in its sole and absolute discretion shall consider acceptable. Notwithstanding the foregoing provisions of this Section, the Committee, in its sole and absolute discretion (i) may refuse to accept shares of Stock in payment of the option price of the shares of Stock with respect to which such Option is to be exercised and, in that event, any certificates representing shares of Stock which were delivered to the Company with such written notice shall be returned to such Optionee together with notice by the Company to such Optionee of the refusal of the Committee to accept such shares of Stock and (ii) may accept, in lieu of actual delivery of stock certificates, an attestation by the Optionee substantially in the form attached herewith as Exhibit C or such other form as may be deemed acceptable by the Committee that he or she owns of record the shares to be tendered free and clear of all liens, claims and encumbrances of every kind.

     Alternatively, if the Option Agreement so specifies, payment of the option price may be made in part by a promissory note executed by the Optionee and containing the following terms and conditions (and such others as the Committee shall, in its sole and absolute discretion determine from time to time): (a) it shall be collaterally secured by the shares of Stock obtained upon exercise of the Option; (b) repayment shall be made on demand by the Company and, in any event, no later than three (3) years from the date of exercise; and (c) the note shall bear interest at a rate as determined by the Committee, payable monthly out of a payroll deduction provision; provided, however, that notwithstanding the foregoing (i) an amount not less than the par value of the shares of Stock with respect to which the Option is being exercised must be paid in cash, cash equivalents, or shares of Stock in accordance with this Section, and (ii) the payment of such exercise price by promissory note does not violate any applicable laws or regulations, including, without limitation, Delaware corporate law or applicable margin lending rules. The decision as to whether to permit partial payment by a promissory note for shares of Stock to be issued upon exercise of any Option granted shall rest entirely in the sole and absolute discretion of the Committee.

     As promptly as practicable after the receipt by the Company of (a) written notice from the Optionee setting forth the number of shares of Stock with respect to which such Option is to be exercised and (b) payment of the option price of such shares in the form required by the foregoing provisions of this Section, the Company shall cause to be delivered to such Optionee certificates representing the number of shares with respect to which such Option has been so exercised (less a number of shares equal to the number of shares as to which ownership was attested under the procedure described in clause (ii) of the next preceding paragraph).

     11.  TRANSFERABILITY OF OPTIONS

     Options shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable during his or her lifetime only by the Optionee, except that the Committee may specify in an Option Agreement that pertains to an NQO that the Optionee may transfer such NQO to a member of the Immediate Family of the Optionee, to a trust solely for the benefit of the Optionee and the Optionee's Immediate Family, or to a partnership or limited liability company whose only partners or members are the Optionee and members of the Optionee's Immediate Family. "Immediate Family" shall mean, with respect to any Optionee, such Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

     12.  TERMINATION OF EMPLOYMENT OR INVOLVEMENT OF OPTIONEE WITH THE COMPANY

     For purposes of this Section, employment by or involvement with (in the case of an Optionee who is not an employee) a Subsidiary shall be considered employment by or involvement with the Company. Except as otherwise set forth in the Option Agreement, after the Optionee's termination of employment with the Company other than by reason of death or disability, including his retirement in good standing from the employ of the Company for reasons of age under the then established rules of the Company, the Option shall terminate on the earlier of the date of its expiration or three (3) months after the date of such termination or retirement. After the death of the Optionee, his or her executors, administrators or any persons to whom his or her Option may be transferred by will or by the laws of descent and distribution shall have the right to exercise the Option to the extent to which the Optionee was entitled to exercise the Option. In the event that such termination is a result of disability, the Optionee shall have the right to exercise the Option pursuant to its terms as if such Optionee continued as an employee.

     Authorized leave of absence or absence on military or government service shall not constitute severance of the employment relationship between the Company and the Optionee for purposes of the Plan, provided that either (a) such absence is for a period of no more than ninety (90) days or (b) the Employee's right to re-employment after such absence is guaranteed either by statute or by contract.

     For Optionees who are not employees of the Company, options shall be exercisable for such periods following the termination of the Optionee's involvement with the Company as may be set forth in the Option Agreement.

     13.  REQUIREMENTS OF LAW

     The Company shall not be required to sell or issue any shares of Stock upon the exercise of any Option if the issuance of such shares shall constitute or result in a violation by the Optionee or the Company of any provisions of any law, statute or regulation of any governmental authority. Specifically, in connection with the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities or "blue sky" law (a "Blue Sky Law"), upon exercise of any Option the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under the

Securities Act and Blue Sky Laws or unless an opinion of counsel satisfactory to the Company has been received by the Company to the effect that such registration and compliance is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company shall not be obligated to take any action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulations of any governmental authority, including, without limitation, the Securities Act or applicable Blue Sky Law.

     Notwithstanding any other provision of the Plan to the contrary, the Company may refuse to permit transfer of shares of Stock if in the opinion of its legal counsel such transfer would violate federal or state securities laws or subject the Company to liability thereunder. Any sale, assignment, transfer, pledge or other disposition of shares of Stock received upon exercise of any Option (or any other shares or securities derived therefrom) which is not in accordance with the provisions of this Section shall be void and of no effect and shall not be recognized by the Company.

     Legend on Certificates. The Committee may cause any certificate
     ----------------------
representing shares of Stock acquired upon exercise of an Option (and any other shares or securities derived therefrom) to bear a legend to the effect that the securities represented by such certificate have not been registered under the Federal Securities Act of 1933, as amended, or any applicable state securities laws, and may not be sold, assigned, transferred, pledged or otherwise disposed of except in accordance with the Plan and applicable agreements binding the holder and the Company or any of its stockholders.

     14.  NO RIGHTS AS STOCKHOLDER

     No Optionee shall have any rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; except as otherwise provided in Section 17, no adjustment for dividends or otherwise shall be made if the record date therefor is prior to the date of issuance of such certificate.

     15.  EMPLOYMENT OBLIGATION

     The granting of any Option shall not impose upon the Company or any Subsidiary any obligation to employ or continue to employ any Optionee, or to engage or retain the services of any person, and the right of the Company or any Subsidiary to terminate the employment or services of any person shall not be diminished or affected by reason of the fact that an Option has been granted to him or her. The existence of any Option shall not be taken into account in determining any damages relating to termination of employment or services for any reason.

     16.  FORFEITURE AS A RESULT OF TERMINATION FOR CAUSE

     Notwithstanding any provision of the Plan to the contrary, if the Committee determines, after full consideration of the facts presented on behalf of the Company and an Optionee, that

          (a) the Optionee has been engaged in fraud, embezzlement, theft, commission of a felony or dishonesty in the course of his or her employment by or involvement with the Company or a Subsidiary, which damaged the Company or a Subsidiary, or has made unauthorized disclosure of trade secrets or other proprietary information of the Company or a Subsidiary or of a third party who has entrusted such information to the Company or a Subsidiary, or

          (b) the Optionee's employment or involvement was otherwise terminated for "cause," as defined in any employment agreement with the Optionee, if applicable, or if there is no such agreement, as determined by the Committee, which may determine that "cause" includes among other matters the willful failure or refusal of the Optionee to perform and carry out his or her assigned duties and responsibilities diligently and in a manner satisfactory to the Committee, then the Optionee's right to exercise an Option shall terminate as of the date of such act (in the case of (a)) or such termination (in the case of (b)) and the Optionee shall forfeit all unexercised Options. If an Optionee whose behavior the Company asserts falls within the provisions of (a) or (b) above has exercised or attempts to exercise an Option prior to a decision of the Committee, the Company shall not be required to recognize such exercise until the Committee has made its decision and, in the event of any exercise shall have taken place, it shall be of no force and effect (and void ab initio) if the
                                                          -- ------
Committee makes an adverse determination; provided, however, if the Committee finds in favor of the Optionee then the Optionee will be deemed to have exercised such Option retroactively as of the date he or she originally gave written notice of his or her attempt to exercise or actual exercise, as the case may be. The decision of the Committee as to the cause of an Optionee's discharge and the damage done to the Company or a Subsidiary shall be final, binding and conclusive. No decision of the Committee, however, shall affect in any manner the finality of the discharge of such Optionee by the Company or a Subsidiary.

     17.  CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

     The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business or any merger or consolidation of the Company or any issue of bonds, debentures, preferred or preference stock, whether or not convertible into the Stock or other securities, ranking prior to the Stock or affecting the rights thereof, or warrants, rights or options to acquire the same, or the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business or any other corporate act or proceeding, whether of a similar character or otherwise.

     The number of shares of Stock in the Option Pool (less the number of shares theretofore delivered upon exercise of Options) and the number of shares of Stock covered by any outstanding Option and the price per share payable upon exercise thereof (provided that in no event shall the option price be less than the par value of such shares) shall be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Stock resulting from any subdivision, split, combination or consolidation of shares of Stock or the payment of a dividend in shares of stock or other securities of the Company on the Stock. The decision of the Board as to the adjustment, if any, required by the provisions of this Section shall be final, binding and conclusive.

     If the Company merges or consolidates with a wholly-owned subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Optionees will be entitled to acquire shares of Stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above) and the Plan, unless otherwise rescinded by the Board, will remain the Plan of the reincorporated Company.

     Except as otherwise provided in the preceding paragraph, if the Company is merged or consolidated with another corporation, whether or not the Company is the surviving entity, or if the Company is liquidated or sells or otherwise disposes of all or substantially all of its assets to another entity while unexercised Options remain outstanding under the Plan, or if other circumstances occur in which the Board in its sole and absolute discretion deems it appropriate for the provisions of this paragraph to apply (in each case, an "Applicable Event"), then (a) each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive in lieu of shares of Stock, such stock or other securities or property as he or she would have received had he exercised such option immediately prior to the Applicable Event; or (b) the Board may, in its sole and absolute discretion, waive, generally or in one or more specific cases, any limitations imposed pursuant to Section 9 so that some or all Options from and after a date prior to the effective date of such Applicable Event, specified by the Board, in its sole and absolute discretion, shall be exercisable in full; or (c) the Board may, in its sole and absolute discretion, cancel all outstanding and unexercised Options as of the effective date of any such Applicable Event; or (d) the Board may, in its sole discretion, convert some or all Options into options to purchase the stock or other securities of the surviving corporation pursuant to an Applicable Event; or (e) the Board may, in its sole and absolute discretion, assume the outstanding and unexercised options to purchase stock or other securities of any corporation and convert such options into Options to purchase Stock, whether pursuant to this Plan or not, pursuant to an Applicable Event; provided, however, notice of any such cancellation pursuant to clause (c) shall be given to each holder of an Option not less than thirty (30) days preceding the effective date of such Applicable Event, and provided further, however, that the Board may, in its sole and absolute discretion, waive, generally or in one or more specific instances, any limitations imposed pursuant to Section 9 with respect to any Option so that such Option shall be exercisable in full or in part, as the Board may, in its sole and absolute discretion, determine, during such thirty (30) day period.

     Except as expressly provided herein, the issue by the Company of shares of Stock or other securities of any class or series or securities convertible into or exchangeable or exercisable for shares of Stock or other securities of any class or series for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Stock then subject to outstanding Options.

     18.  AMENDMENT OR TERMINATION OF PLAN

     The Board may, in its sole and absolute discretion, modify, revise or terminate the Plan at any time and from time to time; provided, however, that without the further approval of the holders of at least a majority of the outstanding shares of Stock, the Board may not (a) materially increase the benefits accruing to Optionees under the Plan or make any "modifications" as that term is defined under Section 424(h)(3) (or its successor) of the Code if such increase in benefits or modifications would adversely affect (i) the availability to the Plan of the protections of Section 16(b) of the Exchange Act, if applicable to the Company, or (ii) the qualification of the Plan or any Options for "incentive stock option" treatment under Section 422 of the Code; (b) change the aggregate number of shares of Stock which may be issued under Options pursuant to the provisions of the Plan either to any one employee or in the aggregate; or (c) change the class of persons eligible to receive ISOs. Notwithstanding the preceding sentence, the Board shall in all events have the power and authority to make such changes in the Plan and in the regulations and administrative provisions hereunder or in any outstanding Option as, in the opinion of counsel for the Company, may be necessary or appropriate from time to time to enable any Option granted pursuant to the Plan to qualify as an incentive stock option or such other stock option as may be defined under the Code, as amended from time to time, so as to receive preferential federal income tax treatment.

     19.  EFFECTIVE DATE AND DURATION OF THE PLAN

     The Plan shall become effective and shall be deemed to have been adopted on November 5, 1997, unless the Plan shall have terminated earlier, the Plan shall terminate on the tenth (10th) anniversary of its effective date, and no Option shall be granted pursuant to the Plan after the day preceding the tenth (10th) anniversary of its effective date.

PROXY                       AMERICAN TOWER CORPORATION                     PROXY
CLASS A                                                                  CLASS A

                              116 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02116

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints STEVEN B. DODGE, JOSEPH L. WINN and JONATHAN R. BLACK, and each of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below and on the reverse hereof, all the Class A Common Stock, $.01 par value per share, of American Tower Corporation held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the 2000 Annual Meeting of Stockholders to be held on May 18, 2000 or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THE PROXIES WILL VOTE FOR EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                           AMERICAN TOWER CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


1.  Election of Directors
Nominees:  Alan L. Box,  Arnold L. Chavkin,          For      Withhold                For All
Steven B. Dodge, Dean H. Eisner,                     All       For All       (except as written below)
Jack D. Furst, J. Michael Gearon, Jr,
Fred R. Lummis, Randall T. Mays,                     [_]         [_]                    [_]
Thomas H. Stoner and Maggie Wilderotter.

Withheld for the following (write the nominee's name(s) in the space below):

----------------------------------------------
----------------------------------------------
----------------------------------------------

2.  To approve an amendment to
the Company's 1997 Stock Option                   For      Against      Abstain
Plan to increase the number of shares
for which options may be granted from             [_]        [_]          [_]
15,000,000 to 24,000,000.

3.  To approve the adoption of the                For      Against      Abstain
ATC Teleports, Inc. 1999
Stock Option Plan.                                [_]        [_]          [_]

4.  To approve the adoption of the Kline             For     Against     Abstain
Iron & Steel Co., Inc. 2000 Stock Option Plan.

                                                     [_]       [_]         [_]

5.  To approve the adoption of the American          For     Against     Abstain
Tower Corporation 2000 Employee Stock
Purchase Plan.                                       [_]       [_]         [_]


6. Ratification of Deloitte & Touche LLP as          For     Against     Abstain
independent auditors for 2000.
                                                     [_]       [_]         [_]




Dated:____________________, 2000                     Signature(s)______________



                                  NOTE: Please sign exactly as name appears
                                        hereon. Joint owners should each sign.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full company name by an authorized officer or if a partnership please sign in partnership name by an authorized person.

PROXY                       AMERICAN TOWER CORPORATION                     PROXY
CLASS B                                                                  CLASS B
                              116 HUNTINGTON AVENUE
                           BOSTON, MASSACHUSETTS 02116

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints STEVEN B. DODGE, JOSEPH L. WINN and JONATHAN R. BLACK, and each of them, as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below and on the reverse hereof, all the Class B Common Stock, $.01 par value per share, of American Tower Corporation held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the 2000 Annual Meeting of Stockholders to be held on May 18, 2000 or any adjournments thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THE PROXIES WILL VOTE FOR EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                      PROMPTLY USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side.)

                           AMERICAN TOWER CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

1.  Election of Directors--
Nominees:  Alan L. Box, Arnold L. Chavkin,     For   Withhold             For All
Steven B. Dodge, Dean H. Eisner,               All   For All      (except as written below)
Jack D. Furst, J. Michael Gearon, Jr.,
Randall T. Mays and Thomas H. Stoner.          [_]     [_]                  [_]


Withheld for the following (write the nominee's name(s) in the space below):

----------------------------------------------
----------------------------------------------
----------------------------------------------

2.  To approve an amendment to
the Company's 1997 Stock Option                   For      Against      Abstain
Plan to increase the number of shares
for which options may be granted from             [_]        [_]          [_]
15,000,000 to 24,000,000.

3.  To approve the adoption of the                For      Against      Abstain
ATC Teleports, Inc. 1999
Stock Option Plan.                                [_]        [_]          [_]


4.  To approve the adoption of the Kline          For      Against      Abstain
Iron & Steel Co., Inc. 2000 Option Plan.

                                                  [_]        [_]          [_]

5. To approve the adoption of the                 For      Against      Abstain
American Tower Corporation 2000
Employee Stock Purchase Plan.                     [_]        [_]          [_]

6. Ratification of Deloitte & Touche LLP as       For      Against      Abstain
independent auditors for 2000.
                                                  [_]        [_]          [_]





Dated:____________________, 2000            Signature(s)________________________

                                            NOTE: Please sign exactly as name
                                            appears hereon. Joint owners should
                                            each sign. When signing as attorney,
                                            executor, administrator, trustee or
                                            guardian, please give full title as
                                            such. If a corporation, please sign
                                            in full company name by an
                                            authorized officer or if a
                                            partnership please sign in
                                            partnership name by an authorized
                                            person.


                                      -2-